UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Convergys Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

CONVERGYS CORPORATION

Dear Shareholder:

We invite you to attend the annual meeting of shareholders on Tuesday, April 27, 2004, in Covington, Kentucky. The meeting will begin promptly at 11:30 a.m. At the meeting, you will hear a report on our business and have a chance to meet the directors and executives.

This booklet includes the formal notice of the annual meeting and the proxy statement. The proxy statement tells you about the agenda, procedures, and rules of conduct for the meeting. It also describes how the Board operates, gives personal information about the directors and director nominees, and provides information about the other items of business to be conducted at the meeting.

The Governance Principles and the Audit Committee Charter are attached to the proxy statement as Appendices I and II. The Governance Principles and the Audit Committee Charter are also available on the Company’s website, www.convergys.com/investinconvergys.

Even if you only own a few shares, we want your shares to be represented at the meeting. You can vote your shares by internet, toll-free telephone call, or proxy card. If you are a registered shareholder, you can choose to discontinue receiving more than one annual report, by calling Computershare at 1-888-294-8217.

To attend the meeting in person, please follow the instructions on page 2. If you are not able to attend, you may listen to a live audiocast of the meeting on the internet. Instructions for listening to this audiocast will be available at our internet site, www.convergys.com/investinconvergys, approximately one week before the annual meeting.

Sincerely yours,

James F. Orr

Chairman of the Board,

President and Chief Executive Officer

March 12, 2004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

CONVERGYS CORPORATION

201 East Fourth Street

P.O. Box 1638

Cincinnati, Ohio 45201

Time:

Doors open:	10:30 a.m.	Eastern Time
Meeting begins:	11:30 a.m.	Eastern Time

Date:

Tuesday, April 27, 2004

Place:

Northern Kentucky Convention Center

Ballroom C

One West River Center Blvd.

Covington, Kentucky 41011

Purpose:

•	Elect four directors

•	Approve the Convergys Corporation 1998 Long Term Incentive Plan, as amended

•	Approve the Convergys Corporation Employee Stock Purchase Plan

•	Ratify appointment of independent accountants

•	Conduct other business if properly raised

Only shareholders of record on March 1, 2004 may vote at the meeting. Only shareholders or their proxy holders and Convergys’ guests may attend the meeting. Guests are not permitted to speak at the meeting.

Your vote is important. Please vote your shares promptly. To vote your shares, use the internet; or call the toll-free telephone number as described in the instructions on your proxy card; or complete, sign, date, and return your proxy card.

W.H. Hawkins II

Secretary

March 12, 2004

GENERAL INFORMATION

Who May Vote

Shareholders of Convergys, as recorded in our stock register on March 1, 2004, may vote at the meeting.

How to Vote

You may vote in person at the meeting or by proxy. We suggest you vote by proxy even if you plan to attend the meeting.

If your shares are held in your name, you can vote by proxy in one of three ways:

•	Via internet: Go to www.computershare.com and follow the instructions. You will need to enter the Vote Control Number printed on your proxy card. At this internet site, you can elect to access future proxy statements and annual reports via the internet.

•	By telephone: Call toll-free 1-866-396-1503 or 1-866-396-1504 and follow the instructions. You will need to enter the Vote Control Number printed on your proxy card.

•	In writing: Complete, sign, date, and return your proxy card in the enclosed envelope.

How Proxies Work

Convergys’ Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of the director candidates. You may also vote for or against the other proposals or abstain from voting.

Your proxy card covers all shares registered in your name. If you own shares in the Convergys Corporation Retirement and Savings Plan or the Convergys Corporation Employee Stock Purchase Plan, your proxy card also covers those shares.

If you give us your signed proxy but do not specify how to vote, the individuals named as proxies will vote your shares in favor of the director candidates; in favor of the management proposal to approve the Convergys Corporation 1998 Long Term Incentive Plan, as amended; in favor of the management proposal to approve the Convergys Corporation Employee Stock Purchase Plan; in favor of the Audit Committee’s proposal to ratify the appointment of independent accountants; and to act upon such other matters as may properly come before the meeting.

If you hold shares through someone else, such as a stockbroker, you may receive material from that firm asking how you want to vote. Review the voting form used by that firm to see if it offers internet or telephone voting.

Voting Shares in the Convergys Corporation Retirement and Savings Plan

The trustee of the Convergys Corporation Retirement and Savings Plan will vote plan shares as participants direct. The trustee will vote plan shares for which it receives no direction in the proportion that it votes plan shares for which voting directions are received. The proxy card serves to give voting instructions to the trustee.

Revoking a Proxy

You may revoke your proxy before it is voted by:

•	Submitting a new proxy with a later date, including a proxy given via the internet or by telephone;

•	Notifying Convergys’ Secretary in writing before the annual meeting; or

•	Voting in person at the meeting.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Quorum

In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Treasury shares, which are shares owned by Convergys, are not voted and do not count for this purpose.

Votes Needed

The director candidates who receive the most votes will be elected to fill the available seats on the Board. Approval of the other proposals requires a majority of the votes represented at the meeting and entitled to vote on the proposals. Abstentions will count as a vote against a proposal. Broker non-votes do not count for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending in Person

Only shareholders or their proxy holders and Convergys’ guests may attend the meeting. For safety and security reasons, cameras or camera phones will not be allowed in the meeting and must be checked at the registration desk.

For registered shareholders, an admission ticket is attached to your proxy card. You will not be admitted without the admission ticket.

If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on March 1, 2004, the record date for voting.

Conduct of the Meeting

The Chairman has broad authority to conduct the annual meeting in an orderly manner. This authority includes establishing rules for shareholders who wish to address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing shareholders who wish to speak and in determining the extent of discussion on each item of business. In light of the need to conclude the meeting within a reasonable period of time, we cannot assure that every shareholder who wishes to speak on an item of business will be able to do so. The Chairman may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all shareholders. Shareholders making comments during the meeting must do so in English so that the majority of shareholders present can understand what is being said.

Contact Information

If you have questions or need more information about the annual meeting, write to:

Secretary

Convergys Corporation

P. O. Box 1638

201 East Fourth Street

Cincinnati, Ohio 45201-1638

or call the Secretary’s office at (513) 723-2442.

For information about shares registered in your name, call ComputerShare at 1-888-294-8217 or access your account via the internet at www.computershare.com.

CORPORATE GOVERNANCE

General Information

The Board of Directors performs a number of functions for Convergys and its shareholders, including:

•	Overseeing the management of the Company;

•	Reviewing Convergys’ long-term strategic plans;

•	Selecting the Chief Executive Officer (the “CEO”) and evaluating the CEO’s performance; and

•	Reviewing development and succession plans for Convergys’ top executives.

Meetings of the Board of Directors are scheduled approximately six times a year, and there is also an organizational meeting following the annual meeting of shareholders. Additional meetings of the Board may be called as needed. The Board of Directors of the Company held eight meetings in 2003. Each Director attended at least 75% of the total number of meetings of the Board and committees of which he/she was a member. The Board has adopted a practice whereby one Director (the “Lead Director”) acts as the principal communicator between the Board and the Chief Executive Officer. The Lead Director also leads Executive Sessions where only non-employee Directors are present. The Board has chosen Steven C. Mason as Lead Director. Executive sessions of non-employee Directors are held at least six times a year. Any non-employee Director can request that an executive session be scheduled. The Company’s policy is that all of its Directors are encouraged to attend Convergys’ annual meeting. All of the Directors attended the 2003 annual meeting.

The Board of Directors of the Company presently consists of thirteen members, one of whom is an officer of the Company. Based on information supplied to the Board of Directors by each Director, the Board has determined that, with the exception of Mr. Orr, who is CEO and President of the Company, all of the Directors qualify as independent pursuant to the rules and listing standards of the New York Stock Exchange. The material provided by each Director on which the independence determination is based indicates that none of the Directors has a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) nor do any of them have any of the relationships prohibited by the New York Stock Exchange.

The Board has adopted Governance Principles, which are included as Appendix I to this proxy statement. More information about the structure and functioning of the Board is contained in the Governance Principles. These principles are also available on the Company’s website, www.convergys.com/investinconvergys.

The Governance Principles build on practices the Company has followed for many years and, we believe, demonstrate the Company’s continuing commitment to corporate governance excellence. We expect the Governance Principles will continue to evolve as business conditions change and new legislation is passed or new regulations promulgated.

CODES OF ETHICS

The Company has a Code of Business Conduct applicable to all directors and employees of the Company. The CEO and all senior financial officers, including the Chief Financial Officer and principal accounting officer, are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. In addition to the Code of Business Conduct, the CEO and senior financial officers are subject to the following additional specific policies (the “Code of Ethics”):

The CEO and senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the Securities and Exchange Commission, as well as other public communications made by the Company. Accordingly, it is the responsibility of the CEO and each senior financial officer to bring promptly to the attention of the Company’s Certification Subcommittee any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Certification Subcommittee in fulfilling its responsibilities as specified in the Company’s Certification Subcommittee charter.

The CEO and each senior financial officer shall promptly bring to the attention of the Certification Subcommittee and the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

The CEO and each senior financial officer shall promptly bring to the attention of the General Counsel or the CEO and to the Audit Committee any information he or she may have concerning any violation of the Company’s Code of Business Conduct, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

The CEO and each senior financial officer shall endeavor to comply, and to cause the Company to comply, with all applicable governmental laws, rules and regulations. He or she shall promptly bring to the attention of the General Counsel or the CEO and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of a violation of the Code of Business Conduct or of these additional procedures.

The CEO and each senior financial officer shall adhere to this Code of Ethics and shall promptly report any violations of this Code in accordance with Company policies and procedures. Any violation of this Code of Ethics may result in disciplinary action, up to and including termination.

The Code of Business Conduct and Code of Ethics are available on the Company website at www.convergys.com/investinconvergys.

DIRECTOR COMPENSATION

Convergys employees receive no extra compensation for serving as Directors or committee members. Non-employee Directors receive compensation consisting of cash and stock options. Non-employee Directors receive an annual retainer of $26,000 and a meeting fee of $1,000 for each Board and committee meeting attended. The Chairmen of the Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees receive an additional fee of $3,000 per year. Non-employee Directors also receive stock options pursuant to the Convergys Corporation 1998 Long Term Incentive Plan, as amended (“LTIP”). Each non-employee Director who is first elected or appointed to the Board receives an option to purchase 17,000 Common Shares. Each non-employee Director also receives an option to purchase 8,500 Common Shares annually, subsequent to his or her initial election or appointment to the Board, provided that he or she continues in office after the annual meeting. The exercise price for each option granted is 100% of the fair market value of the Common Shares on the date of grant.

Directors may elect to defer the receipt of all or a part of their fees and retainers under the Company’s Deferred Compensation and LTIP Award Deferral Plan for Non-Employee Directors (the “Directors Deferred Compensation Plan”). Amounts deferred are assumed to be invested as directed by the Director in the same type of investments, including Common Shares, as are made available to employees of the Company under the Company’s Retirement and Savings Plan. Accounts credited with fees and retainers under the Directors Deferred Compensation Plan will be paid in cash, in one lump sum or up to ten annual installments, when the director leaves the Board. Directors may also elect to defer the net proceeds of the exercise of any stock option granted under the LTIP. Option gains so deferred are assumed to be invested in Common Shares.

Accounts credited with option gains will be paid in Common Shares, in one lump sum or in up to ten annual installments, commencing on the date selected by the Director under the terms of the Directors Deferred Compensation Plan. In the event of a change in control as defined in the Directors Deferred Compensation Plan of the Company, all accounts will be distributed in a single lump sum.

BOARD COMMITTEES

The Board appoints Committees to help carry out its duties. Board Committees work on issues in greater detail than would be possible at full Board meetings. Each Committee reviews the results of its meetings with the full Board.

Audit Committee

Mr. Odeen (Chair)

Ms. Baird

Mr. Dillon

Mr. Fast

Mr. Howe

Dr. Ribeau

The Audit Committee met eight times during 2003. The Audit Committee’s primary purposes are to assist the Board in overseeing and ensuring the integrity of the Company’s financial statements, overseeing the Company’s compliance with legal and regulatory requirements, overseeing the independent accountants’ qualifications and independence, overseeing the performance of the Company’s internal audit function, and overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. The Committee is directly responsible for the appointment of the independent accountants. Both the internal auditors and the independent accountants periodically meet alone with the Committee and have unrestricted access to the Committee. The Committee’s report on its activities for the fiscal year 2003 begins on page 24. Fees paid to the independent accountants are provided on page 34. The Committee’s charter is attached as Appendix II to this proxy statement and is also available on the Company’s website, www.convergys.com/investinconvergys.

The Committee is composed entirely of independent Directors. Each of the members of the Committee meets the requirements of independence for Directors and for Audit Committee membership as adopted by the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission. Several members of the Committee qualify as an Audit Committee Financial Expert, and the Committee has designated one of them, Mr. Odeen, its chairperson, as its Financial Expert. In addition, each member of the Committee is financially literate, as that term is defined by the NYSE.

Compensation and Benefits Committee

Mr. Mason (Chair)

Mr. Butler

Mr. Barrett

Mr. Gibbs

Mr. Whitwam

Mr. Zimmerman

The Compensation and Benefits Committee met five times during 2003. The Compensation and Benefits Committee, together with other independent Directors, determine the compensation of the Chief Executive Officer and non-employee Directors. The Committee also approves the compensation of certain senior executive officers of the Company and administers certain benefit plans. The Committee’s report on executive compensation starts on page 15. The Committee is composed entirely of independent Directors meeting the NYSE standards for independence. The Committee operates pursuant to a written charter which is available on the Company’s website, www.convergys.com/investinconvergys.

Executive Committee

Mr. Orr (Chair)

Mr. Barrett

Mr. Howe

Mr. Mason

Mr. Odeen

The Executive Committee met one time during 2003. The Executive Committee has authority to act on most matters during the intervals between Board meetings, except for those matters reserved to the full Board of Directors by the Ohio General Corporation Law and the Regulations of the Company. The Committee meets on call whenever needed.

Finance Committee

Mr. Barrett (Chair)

Mr. Butler

Mr. Dillon

Mr. Fast

Mr. Gibbs

Dr. Ribeau

The Finance Committee met three times during 2003. The Finance Committee reviews the capital structure of the Company, short-term borrowing limits, proposed financings, alternatives available for the financing of material acquisitions by the Company, pension plan funding and the performance of the portfolio managers. From time to time the Committee makes reports and recommendations to the Board with respect to the foregoing as it deems appropriate. The Committee is composed entirely of independent Directors meeting the NYSE standards for independence. The Committee operates pursuant to a written charter which is available on the Company’s website, www.convergys.com/investinconvergys.

Governance and Nominating Committee

Mr. Howe (Chair)

Mr. Mason

Mr. Odeen

The Governance and Nominating Committee met five times during 2003. The Governance and Nominating Committee recommends candidates for director, monitors the functions of committees, conducts evaluations of the Board and its committees, suggests to the Board shareholder concerns that should be addressed, reviews the Governance Principles of the Company and recommends to the Board changes as appropriate. The Committee is composed entirely of independent Directors meeting the NYSE standards for independence. The Committee operates pursuant to a written charter which is available on the Company’s website, www.convergys.com/investinconvergys.

It is the policy of Convergys to consider suggestions for nomination to its Board of Directors submitted by shareholders.

Suggestions for nominees for Director of the Company can be brought to the attention of the Board by several means including: by the Governance and Nominating Committee, individual members of the Board, or shareholders. From time to time the Board may engage the services of an independent third party search firm to assist it in identifying qualified Director candidates.

A suggestion for nomination as Director should be submitted by certified mail, return receipt requested, to:

Governance and Nominating Committee

c/o Convergys Corporation Corporate Secretary

201 E. Fourth Street

P. O. Box 1638

Cincinnati, OH 45201-1638

All suggested nominees will be screened by the Governance and Nominating Committee and must at a minimum meet the general criteria set forth in the Governance Principles adopted by the Board, agree to accept any nomination for Board candidacy, meet the standards of independence established by the NYSE, and meet all other applicable laws, rules, and regulations related to service as a Director of the Company. Suggested nominees may be interviewed by the Governance and Nominating Committee and other Board members, as appropriate.

Director Qualifications

Convergys’ Governance Principles contain Board membership criteria that apply to all nominees for a position on its Board. Under these criteria, the skills and characteristics of nominees to be considered include: (i) judgment; (ii) diversity; (iii) experience; (iv) skills; (v) accountability and integrity; (vi) financial literacy; (vii) industry knowledge, (viii) other Board appointments; and (ix) independence. In addition, in determining whether an incumbent Director should stand for re-election, the Governance and Nominating Committee will consider that Director’s attendance at meetings, achievement of satisfactory performance and other matters determined by the Board.

Identifying and Evaluating Nominees for Directors

The Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for Director. Candidates may come to the attention of the Governance and Nominating Committee through current board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Governance and Nominating Committee and may be considered at any point during the year. Prior to the issuance of the proxy statement for Convergys’ annual meeting, the Governance and Nominating Committee considers all recommendations and suggestions for nominees.

Shareholder Communications

Shareholders may communicate with the Board by written correspondence addressed to:

James F. Orr

Chairman of the Board

Convergys Corporation

P. O. Box 1638

201 E. Fourth Street

Cincinnati, OH 45201-1638

or

Shareholders who wish to communicate with Convergys’ non-employee Directors, including our Lead Director, Steven C. Mason, may address correspondence to:

Steven C. Mason

Lead Director

Convergys Corporation

P. O. Box 1895

201 E. Fourth Street

Cincinnati, OH 45201-1895

ELECTION OF DIRECTORS

(Item 1 on the proxy card)

The Company’s Amended Articles of Incorporation require that the directors be divided into three classes. At each annual meeting of shareholders, directors constituting a class are elected for a three-year term. The terms of the Class III Directors expire at the annual meeting of shareholders in 2004. The Board has nominated Zoë Baird, Roger L. Howe, Philip A. Odeen and James M. Zimmerman, all of whom are incumbent Directors, for election as Directors in Class III to serve until the 2007 annual meeting of shareholders. Ms. Baird was appointed to the Board of Directors in August 2003. Mr. Butler, a member of the Class III Directors whose term expires at this annual meeting, has decided not to stand for re-election.

On occasion Convergys utilizes a third party to identify and locate potential independent directors. Gould, McCoy and Chadick assisted in the identification and recruitment of Ms. Baird. A fee was paid to Gould, McCoy and Chadick for their services.

It is the policy of the Board of Directors that a Director’s final term shall end at the annual meeting of shareholders following such Director’s seventy-second birthday.

Personal information on each director, including the nominees, is provided below.

If a director nominee becomes unavailable before the election, your proxy authorizes the people named as proxies to vote for a replacement nominee if the Board names one.

The Board recommends you vote FOR each of the nominees for Class III director set forth below:

NOMINEES FOR CLASS III DIRECTORS

(Terms expire in 2007)

Zoë Baird, President of the Markle Foundation since 1998. Director of the Chubb Corporation and Save the Children. Director of the Company since August 2003; member of the Audit Committee. Age 51.
Roger L. Howe, Retired Chairman of the Board of U.S. Precision Lens, Inc. since 1998; Chairman of the Board, 1988-1998; Chairman of the Board and Chief Executive Officer, 1970-1988. Director of Cintas Corporation. Director of the Company since May 1998; Chairman of the Governance and Nominating Committee; member of the Audit Committee and the Executive Committee. Age 69.

Philip A. Odeen, Retired Chairman and Retired Interim Chief Executive Officer of TRW Inc. since 2002; Chairman and Interim Chief Executive Officer, 2001-2002; Executive Consultant to TRW Inc., January-February 2002; Executive Vice President of TRW Inc., 1997-2001; President and Chief Executive Officer of BDM International, Inc., 1992-1997. Director of The Reynolds and Reynolds Company, Northrop Grumman Corporation, Avaya Inc. and AES Corporation. Director of the Company since March 2000; Chairman of the Audit Committee; member of the Executive Committee and the Governance and Nominating Committee. Age 68.
James M. Zimmerman, Retired Chairman of the Board and Chief Executive Officer of Federated Department Stores, Inc. Chairman of the Board of Federated Department Stores, Inc. 1997-January 2004; Chief Executive Officer, 1997-February 2003; President and Chief Operating Officer, 1988-1997. Director of The Chubb Corporation, The Goodyear Tire & Rubber Company and H. J. Heinz Company. Director of the Company since June 2001; member of the Compensation and Benefits Committee. Age 59.

CLASS I DIRECTORS

(Terms expire in 2005)

David B. Dillon, Chief Executive Officer of The Kroger Co. since 2003; Chief Operating Officer, 2000-2003; President, 1995-2003; Chief Operating Officer, 1995-1999, 2000-2003 (nine month break due to FMY merger). Director of The Kroger Co. Director of the Company since March 2000; member of the Audit Committee and the Finance Committee. Age 52.
Eric C. Fast, President and Chief Executive Officer of Crane Co. since 2001; President and Chief Operating Officer, 1999-2001; Co-Head of Global Investment Banking, Salomon Smith Barney, 1997-1998; Co-Head of Global Investment Banking, Salomon Brothers, Inc., 1995-1997 and a Managing Director of that firm from 1988. Director of Crane Co. Director of the Company since August 2000; member of the Audit Committee and the Finance Committee. Age 54.

Sidney A. Ribeau, President of Bowling Green State University since 1995. Director of The Andersons, Inc. and Worthington Industries, Inc. Director of the Company since August 2001; member of the Audit Committee and the Finance Committee. Age 56.
David R. Whitwam, Chairman and Chief Executive Officer of Whirlpool Corporation since 1987. Director of Whirlpool Corporation and PPG Industries, Inc. Director of the Company since August 2003; member of the Compensation and Benefits Committee. Age 62.

CLASS II DIRECTORS

(Terms expire in 2006)

John F. Barrett, Chairman of the Board of Western & Southern Financial Group, Inc. and The Western and Southern Life Insurance Company since 2002; President and Chief Executive Officer of Western & Southern Financial Group, Inc. since 2000; President and Chief Executive Officer of The Western and Southern Life Insurance Company since 1994. Director of The Fifth Third Bancorp and its subsidiary, The Fifth Third Bank, and The Andersons, Inc. Director of the Company since May 1998; Chairman of the Finance Committee; member of the Compensation and Benefits Committee and the Executive Committee. Age 54.
Joseph E. Gibbs, Chairman, Gibbs Investments, LLC since 2002; Co-Founder, Vice Chairman, President and Chief Executive Officer of TGC, Inc. (The Golf Channel), 1991-2001. Director of Gibbs Investments, LLC and Digital Media Arts College. Director of the Company since December 2000; member of the Compensation and Benefits Committee and the Finance Committee. Age 54.

Steven C. Mason, Retired Chairman of the Board and Chief Executive Officer of Mead Corporation since 1997; Chairman of the Board and Chief Executive Officer, 1992-1997. Director of Asten Johnson Corp. Director of the Company since May 1998; Lead Director; Chairman of the Compensation and Benefits Committee; member of the Executive Committee and the Governance and Nominating Committee. Age 68.
James F. Orr, Chairman of the Board of the Company since April 2001; President and Chief Executive Officer since 1998; Chief Operating Officer and a Director of Cincinnati Bell Inc., 1996-1998; Chairman of Convergys Information Management Group Inc. since 1996; Chairman of Convergys Customer Management Group Inc. since 1997. Director of Becton Dickinson and Company and Ohio National Life Insurance Company. Director of the Company since May 1998; Chairman of the Executive Committee. Age 58.

SHARE OWNERSHIP

General

On the record date, March 1, 2004, outstanding securities of the Company consisted of 174,703,184 Common Shares, without par value (“Common Shares”) of which 31,386,257 were held in Treasury, and all of which are one class. Each Common Share has one vote on each matter presented for action at the annual meeting. The following table sets forth information, as of the record date, with respect to those persons that the Company believes to be beneficial owners of more than 5% of the Company’s voting securities. The Securities and Exchange Commission has defined “beneficial owner” of a security to include any person who has or shares voting power or investment power with respect to any such security or has the right to acquire beneficial ownership of any such security within 60 days.

Title of Class	Beneficial Owner	Number of Common Shares	Percent of Class
Common Shares	Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	16,148,874	11.27%*

*	This percentage is based on 143,316,927 Common Shares outstanding. As noted above, the Company holds 31,386,257 shares in Treasury, which are not entitled to vote at the annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Ownership of and transactions in Company securities by executive officers and directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934. To the knowledge of the Company, all executive officers and directors complied with these requirements on a timely basis during 2003.

Director and Executive Officer Ownership

These tables show how many Common Shares each executive named in the Summary Compensation Table on page 18 and each non-employee Director and nominee beneficially owned on March 1, 2004. None of these individuals owns more than 1.0% of the outstanding Common Shares except for Mr. Orr who owns 2.0% of the outstanding Common Shares.

Named Executive Officer	Shares Owned(a)
James F. Orr	2,892,446
David F. Dougherty	837,480	(1)
Steven G. Rolls	571,031
Ronald E. Schultz	433,966
William H. Hawkins II	249,993

(1)	Includes Common Shares held directly by members of the officer’s family who have the same home as the officer but as to which the officer disclaims beneficial ownership: 2,200 for Mr. Dougherty.
(a)	Includes Common Shares subject to outstanding options which are exercisable by such individuals within 60 days. The following options are included in the totals: 2,339,686 Common Shares for Mr. Orr; 673,936 Common Shares for Mr. Dougherty; 455,230 Common Shares for Mr. Rolls; 363,994 Common Shares for Mr. Schultz; and 172,344 Common Shares for Mr. Hawkins.

Non-Employee Director/Nominee	Shares Owned(a)
Zoë Baird	17,000
John F. Barrett	93,885	(1)
Gary C. Butler	66,500
David B. Dillon	58,000
Eric C. Fast	59,328
Joseph E. Gibbs	57,500
Roger L. Howe	147,325
Steven C. Mason	87,088
Philip A. Odeen	55,361
Sidney A. Ribeau	39,079
David R. Whitwam	17,199
James M. Zimmerman	36,625

(1)	Includes Common Shares held directly by members of the Director’s family who have the same home as the Director but as to which the Director disclaims beneficial ownership: 1,568 for Mr. Barrett. Does not include Common Shares held by The Western and Southern Life Insurance Company and its affiliates of which Mr. Barrett is Chairman of the Board, President and Chief Executive Officer. Mr. Barrett disclaims beneficial ownership of those shares.
(a)	Includes Common Shares subject to outstanding options which are exercisable by such individuals within 60 days. The following options are included in the totals: 17,000 Common Shares for Ms. Baird and Mr. Whitwam; 81,300 Common Shares for Mr. Barrett; 58,500 Common Shares for Mr. Butler; 51,000 Common Shares for Messrs. Dillon and Odeen; 42,500 Common Shares for Messrs. Fast and Gibbs; 45,500 Common Shares for Mr. Howe; 77,300 Common Shares for Mr. Mason; 34,000 Common Shares for Dr. Ribeau and Mr. Zimmerman.

On March 1, 2004, Convergys Directors and executive officers (26 people) together owned 7,300,014 Convergys Common Shares with 5,691,924 shares covered by options, representing approximately 4.9% of the outstanding Common Shares.

COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company’s Compensation and Benefits Committee has the responsibility to review annually and recommend to the independent Directors for approval the compensation and benefits for the Chief Executive Officer (“CEO”). The Compensation and Benefits Committee also reviews and approves the compensation and benefits for the Executive Vice Presidents of the Global Information Management Group and the Global Customer Management Group and Employee Care, Senior Vice President Business Development, General Counsel and Secretary, the Chief Financial Officer, the Chief Technology Officer, and certain other executive officers. The Compensation and Benefits Committee has retained and uses outside compensation consultants to assist the Committee with compensation philosophy, analysis, and specific compensation and benefits designs and structures. In addition, the Committee continually monitors and evaluates rules, regulations, studies and recommendations related to executive compensation published by various governing bodies and leading organizations, including the New York Stock Exchange, the Securities and Exchange Commission, National Association of Corporate Directors and the Business Roundtable. A number of changes and practices, as reflected in the following, have been implemented by the Committee to ensure that the Company’s compensation and benefits practices are consistent with all legal requirements and accepted best practices.

Executive Compensation Principles

The executive compensation program established by the Compensation and Benefits Committee is based on the following principles: (a) compensation should be related to performance and align the interests of executive officers to the long-term interests of shareholders; (b) individual compensation targets should take into consideration competitive market conditions and provide incentives for superior Company performance; (c) actual pay amounts should take into consideration the Company’s and the individual’s performance over both the prior year and over the long-term; (d) compensation should be based on both qualitative and quantitative factors; and (e) compensation should enable the Company to attract and retain the management necessary to lead and manage the Company.

In 2003, compensation levels for the CEO and the executive officers were based on ranges which are benchmarked to the median (50th percentile) for base salary and the 75th percentile for annual incentives and long-term incentives relative to the compensation peer group (the exact amount of incentives depends on the Company’s performance) using industry surveys provided by outside consultants. Effective 2004, the compensation targets for the CEO and the executive officers have been revised such that base salary and annual and long-term incentive targets will be benchmarked to the median of the compensation peer group adjusted to account for differences in company revenues. The compensation peer group is principally made up of industry related, publicly held companies. It also includes companies with whom the Company competes for executive talent. The companies that are used for purposes of the performance graph on page 23 are generally not used for purposes of benchmarking compensation levels because they are divergent in size and generally do not participate in the outside consultants’ compensation surveys.

Components of Executive Compensation

The three components of the total compensation program are:

•	Base Salary

•	Annual Incentive Bonus

•	Long-Term Incentives

Base Salaries. Base salary ranges for the executive officers are set at median levels that are comparable to similar positions of the compensation peer group described above. Individual salaries are adjusted as needed based on individual performance and on the results of our market surveys.

Annual Incentives. Reflective of our pay for performance philosophy, annual incentives are intended to incent performance against specific short-term goals. The annual bonuses for the CEO and other executive officers are based on Company Earnings Per Share (“EPS”), operating income and revenue, and personal performance versus previously established goals for the year. These factors are generally weighted equally. The incentive targets for 2003 were based on ranges set at the 75th percentile of the compensation peer group; as noted earlier, in 2004, the targets will be based on ranges set at the median.

Long-Term Incentives. In 2003, the CEO’s and other executive officers’ long-term incentives were based on ranges set at the 75th percentile and were in the form of stock options and restricted stock under the LTIP.

In 2004, the executive officers’ long-term incentive targets, which are set annually, will be based on ranges set at the median. The actual grant within those ranges is determined based on individual performance. Fifty percent of the target long-term incentive value will be in the form of time-vested restricted stock units and fifty percent in performance-based restricted stock units. The performance measure for the performance units will be relative Total Shareholder Return (TSR) over a period of not less than three consecutive years, with a minimum threshold required before any portion of the performance units vest and full vesting occurring only if performance is at or above the median of the proxy peer group. Additionally, performance cash payments will be made to the extent that the Company’s performance on TSR over a three consecutive year period is above the median of the proxy peer group.

The relative weight given to each element of total direct compensation (base salary, annual bonus and long-term incentives) is intended to favor long-term incentives over annual bonuses.

Compensation of the Chief Executive Officer

The compensation of Mr. Orr, the Chairman, President and Chief Executive Officer of the Company, is determined by benchmarking the compensation of the chief executive officers of the companies in the compensation peer group. Mr. Orr’s performance is evaluated on an annual basis and, based on this evaluation, a determination is made regarding the level within the competitive compensation range that his compensation should be set for the upcoming year. The evaluation of Mr. Orr includes consideration of the Company’s performance compared to a pre-determined set of financial goals, including annual earnings per share, as well as other specific personal, strategic, organizational and operational goals.

Mr. Orr’s base salary for 2003, based on this evaluation of his performance during 2002, was $880,000. Mr. Orr’s annual bonus for 2003 was based on pre-established goals relating to his personal performance, revenue and operating income, and earnings per share (EPS) results. Although he fully achieved his personal performance, in light of the difficult business environment during 2003 the Company did not fully achieve all of its financial goals, resulting in an annual bonus for him for 2003 of $859,200, which is less than his target amount.

In January 2003, Mr. Orr received 15,000 shares of restricted stock that vest after four years. In February 2003, Mr. Orr also received an option to purchase 230,000 Common Shares at an exercise price per share equal to $11.55, which was the fair market value of a Common Share on the date of grant. The size of the option grant was determined, using the Black-Scholes method, based on the value of long-term incentives provided to the chief executive officers of the companies in the compensation peer group, and on Mr. Orr’s performance during 2002.

Stock Ownership Guidelines

To further align the interests of the Company’s executive officers with those of the Company’s shareholders, the Compensation and Benefits Committee has established Common Share ownership guidelines for the Company’s senior executives. At this time, all of the Company’s senior executives hold stock in excess of these guidelines.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the federal income tax deduction for compensation paid to the Company’s named executives. The Compensation and Benefits Committee intends to maximize the amount of compensation expense that is deductible by the Company when in its judgment it is appropriate and in the best interests of the Company and its shareholders.

Compensation and Benefits Committee

Steven C. Mason, Chairperson

John F. Barrett

Gary C. Butler

Joseph E. Gibbs

David R. Whitwam

James M. Zimmerman

EXECUTIVE COMPENSATION

I. Summary Compensation Table

The following table shows the compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company. The Company sometimes refers to these individuals as the “named executive officers.”

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)			Awards			Payouts	All Other Compensation ($)(a)
								Restricted Stock Awards ($)(d)	Securities Underlying Options (#)		Long-Term Incentive Payouts ($)
James F. Orr Chairman, President and Chief Executive Officer	2003 2002 2001	$880,000 880,000 880,000	$859,200 341,638 311,713	(b)	$	(c 69,173 (c	) (c) )	$228,600 8,984,150 0	245,108 230,000 306,000	(e)	$0 0 0	$19,268 55,233 449,027

David F. Dougherty Executive Vice President, Global Information Management	2003 2002 2001	$460,000 460,000 440,000	$340,500 83,944 120,577	(b)		(c (c (c	) ) )	$182,880 2,383,550 0	78,712 75,000 100,000	(e)	$0 0 0	$10,630 17,256 129,147

Steven G. Rolls Executive Vice President, Global Customer Management and Employee Care	2003 2002 2001	$400,000 400,000 380,000	$354,900 115,303 87,514	(b)		(c (c (c	) ) )	$129,540 1,650,150 0	78,099 68,000 90,000	(e)	$0 0 0	$19,816 21,126 90,418

Ronald E. Schultz Senior Vice President, Business Development	2003 2002 2001	$375,000 375,000 375,000	$247,400 76,746 58,363	(b)		(c (c (c	) ) )	$426,720 0 0	63,394 70,000 70,000	(e)	$0 0 0	$18,926 16,635 44,437

William H. Hawkins II Senior Vice President, General Counsel and Secretary	2003 2002 2001	$315,000 315,000 300,000	$239,190 98,223 90,000	(b)		(c (c (c	) ) )	$121,920 1,558,475 410,550	57,344 53,000 22,000	(e)	$0 0 0	$14,550 16,325 9,253

(a)	Represents Company contributions to defined contribution savings plans and Company contributions credited to the Executive Deferred Compensation Plan described on page 22 and the life insurance benefit described on page 22.

(b)	Of the total bonus, two-thirds of the bonus was paid in cash ($227,873 for Mr. Orr; $55,991 for Mr. Dougherty; $76,907 for Mr. Rolls; $51,190 for Mr. Schultz and $65,513 for Mr. Hawkins) and the remaining one-third was paid through the issuance after year end of immediately vested non-statutory stock options with an exercise price equal to the fair market value of the underlying Common Shares on the grant date (15,108 stock options for Mr. Orr; 3,712 stock options for Mr. Dougherty; 5,099 stock options for Mr. Rolls; 3,394 stock options for Mr. Schultz; and 4,344 stock options for Mr. Hawkins).

(c)	Does not include the value of perquisites and other personal benefits because the total amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of the annual salary and bonus for the individual for that year, except for Mr. Orr who in 2002 had $42,373 for personal use of Company provided transportation.

(d)	Restricted stock holdings as of December 31, 2003: Mr. Orr, 260,000 Common Shares with a value of $4,518,800; Mr. Dougherty, 77,000 Common Shares with a value of $1,338,260; Mr. Rolls, 53,500 Common Shares with a value of $929,830; Mr. Schultz, 28,000 Common Shares with a value of $486,640; and Mr. Hawkins, 75,500 Common Shares with a value of $1,312,190.

(e)	Includes the vested non-statutory stock options described in footnote (b) above for bonuses earned in 2002.

II. Grants of Stock Options

The following table shows all options to purchase Common Shares granted to the named executive officers during the fiscal year ended December 31, 2003.

Name	Number of Securities Underlying Options Granted (#)(a)	% of Total Options Granted to Employees In Fiscal Year	Exercise Or Base Price ($/Sh)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(b)
						5%	10%
James F. Orr	15,108 230,000	.02 4.27	$ $	12.55 11.55	1/31/13 2/25/13	$119,142 1,668,880	$302,251 4,235,220
David F. Dougherty	3,712 75,000	.01 1.39	$ $	12.55 11.55	1/31/13 2/25/13	$29,272 554,200	$74,261 1,379,700
Steven G. Rolls	5,099 73,000	.01 1.36	$ $	12.55 11.55	1/31/13 2/25/13	$40,211 529,688	$102,081 1,344,222
Ronald E. Schultz	3,394 60,000	.01 1.11	$ $	12.55 11.55	1/31/13 2/25/13	$26,765 435,360	$67,900 1,104,840
William H. Hawkins II	4,344 53,000	.01 1.00	$ $	12.55 11.55	1/31/13 2/25/13	$34,257 384,568	$86,906 975,942

(a)	The material terms of the options granted are: grant type, non-statutory; grant price, fair market value on grant date; exercisable 25% after one year, an additional 25% after the second year and the remaining 50% after the third year, except in the case of options expiring 1/31/13, which were immediately vested; term of grant, 10 years; except in case of retirement, disability or death, generally any unexercised options are cancelled upon termination of employment. All outstanding stock options become immediately exercisable in the event of a change in control of the Company.

(b)	As required by rules of the Securities and Exchange Commission, potential realizable values stated are based on the prescribed assumption that the Company’s Common Shares will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10% (total appreciation of 62.9% and 159.4%) resulting in values of approximately $20.44 and $32.55 for the options granted at $12.55 per share, and $18.81 and $29.96 for the options granted at $11.55 per share. The stated values do not represent historical performance and are not intended to forecast possible future appreciation, if any, in the price of the Company’s Common Shares. The total of all stock options granted to employees, including the named executive officers, during fiscal 2003 was approximately 3.08% of the total Common Shares outstanding during the year. As an alternative to the assumed potential realizable values stated in the above table, the Securities and Exchange Commission rules would permit stating the present value of such options at date of grant. Methods of computing present values suggested by different authorities can produce significantly different results. Moreover, since these stock options are not freely transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, the Company’s management does not believe there is a reliable method of computing the present value of such stock options for proxy disclosure purposes. However, when it is necessary to value such options, the Company has used the Black-Scholes method to determine the present value of stock options issued to employees.

III. Aggregate Option Exercises

The following table shows aggregate option exercises by the named executive officers in the last fiscal year and fiscal year-end values:

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable (E)/ Unexercisable (U)	Value of Unexercised In-the-Money Options at FY-End($)(a) Exercisable (E)/ Unexercisable (U)
James F. Orr	0	$0	(E) 10,102,525	(E) 1,715,826
			(U) 7,343,010	(U) 1,340,900
David F. Dougherty	0	$0	(E) 3,948,107	(E) 406,970
			(U) 2,397,312	(U) 437,250
Steven G. Rolls	0	$0	(E) 2,759,719	(E) 200,748
			(U) 2,164,815	(U) 425,590
Ronald E. Schultz	0	$0	(E) 1,893,101	(E) 99,693
			(U) 1,931,300	(U) 349,800
William H. Hawkins II	0	$0	(E) 1,264,697	(E) 20,981
			(U) 1,292,222	(U) 308,990

(a)	Values stated for the options are based on the fair market value (average of the high and low trading prices on the New York Stock Exchange) of $17.38 per Common Share on December 31, 2003.

IV. Long-Term Incentive Plan Awards Table

Since no awards pursuant to any long-term incentive plans were made to any named executive officer in the fiscal year ended December 31, 2003, no table has been included.

V. Defined Benefit or Actuarial Plan Disclosure

All of the named executive officers of the Company participate in both the Company’s Pension Plan and a non-qualified pension plan known as the Supplemental Executive Retirement Plan (the “SERP”).

Under the SERP, a participant’s annual pension at retirement is 55% of the participant’s average monthly compensation reduced by benefits payable under the Pension Plan, including amounts which are intended to supplement or be in lieu of benefits under the Pension Plan. There is a reduction of 2.5% of the amount determined under the preceding sentence for each year by which the sum of the participant’s years of age and years of service at retirement total less than 75; and no benefits are payable if the participant leaves prior to attaining age 55 and completing at least 10 years of service except in the case of death or change in control. The compensation averaging period is the high 12 month period during the 60 month period preceding retirement; compensation is defined as base salary and annual bonus target. In the discretion of the Compensation and Benefits Committee, the age and service requirements of the SERP may be waived and any participant who retires prior to attaining age 62 may be provided a supplemental social security benefit. In lieu of a life annuity, a participant can elect to receive the actuarial equivalent of their benefit in the form of a lump sum, 15 annual installments or a joint and survivor annuity.

The benefit formula under the Pension Plan is a cash balance formula. Under this formula, each participant has an account to which pension credits are allocated at the end of each year based upon the participant’s attained age and covered compensation for the year. To the extent that a participant’s covered compensation exceeds the Social Security wage base, additional pension credits are given for such excess compensation. The following chart shows the pension credits which will be given at the ages indicated:

Attained Age	Pension Credits
Less than 30 years	2.50% of total covered compensation plus 2.50% of excess compensation
30 but less than 35 years	2.75% of total covered compensation plus 2.75% of excess compensation
35 but less than 40 years	3.25% of total covered compensation plus 3.25% of excess compensation
40 but less than 45 years	4.00% of total covered compensation plus 4.00% of excess compensation
45 but less than 50 years	5.25% of total covered compensation plus 5.25% of excess compensation
50 but less than 55 years	6.50% of total covered compensation plus 6.50% of excess compensation
55 or more years	8.00% of total covered compensation plus 8.00% of excess compensation

At the end of each year, a participant’s account is also credited with assumed interest at the rate of 6.5% per annum for 2002, 5.5% per annum for 2003, and 4% per annum for subsequent years. At retirement or other termination of employment, an amount equivalent to the balance then credited to the account is payable to the participant in the form of an immediate or deferred lump sum or annuity.

If Messrs. Orr, Dougherty, Rolls, Schultz and Hawkins were to continue in employment and retire at the normal retirement age of 65, their estimated straight life annuity annual pension amounts under both the Pension Plan and the SERP combined would be: $979,000 for Mr. Orr, $459,250 for Mr. Dougherty, $412,500 for Mr. Rolls, $371,250 for Mr. Schultz and $313,500 for Mr. Hawkins. These annual pension amounts would be reduced: in the case of Mr. Orr (age 58 and fifteen years of service), if he retires prior to age 59; in the case of Mr. Dougherty (age 47 and thirteen years of service), if he retires prior to age 55; in the case of Mr. Rolls (age 49 and six years of service), if he retires prior to age 59; in the case of Mr. Schultz (age 49 and eight years of service), if he retires prior to age 58; and in the case of Mr. Hawkins (age 55 and three years of service), if he retires prior to age 64.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

The Company has entered into Employment Agreements with Messrs. Orr, Dougherty, Rolls and Hawkins which provide for their employment and retention for four years commencing on August 13, 1998 in the case of Messrs. Orr and Dougherty, June 1, 1998 in the case of Mr. Rolls, and May 28, 2000 in the case of Mr. Hawkins subject to automatic one year extensions. Convergys Customer Management Group Inc. has entered into an Employment Agreement with Mr. Schultz which provides for his employment and retention for five years commencing on January 1, 1998 subject to automatic one year extensions. The Employment Agreements provide a minimum annual base salary, a minimum annual bonus target, and annual grants of long-term incentives with a minimum present value. If their employment is terminated within two years after a change in control other than for death, disability or cause, or if they elect to leave within 90 days after a change in control, they will receive lump sum payments equal to three times the sum of their base salary and bonus targets, and benefits will continue to be provided for three years. If their employment is terminated by the Company without cause, they will receive lump sum severance payments equal to their base salary and bonus targets for the remainder of the Employment Agreement terms (but not less than two times the sum of their base salary and bonus targets), and certain benefits will continue to be provided for the remainder of the Employment Agreement terms (or, if longer, for two years).

The Executive Deferred Compensation Plan (“EDCP”) permits executives to defer receipt of up to 75% of their base salary and up to 100% of their cash bonuses. There is a Company match of 100% of the first 3% of amounts deferred and 50% of the next 2% of amounts deferred (reduced by the Company match under the Company’s Retirement and Savings Plan). Amounts deferred by participants (and the related Company match) are assumed to have been invested as directed by the executive in various mutual funds and other investments (including Common Shares). Executives may also elect to surrender restricted stock to the Company or, in the case of restricted stock units, their right to receive Common Shares in the future, in exchange for a credit to the participant’s account in an amount equal to the value of the shares surrendered. There is a Company match of 4% of the value of shares surrendered on or after October 29, 2001. Amounts credited to the participant’s restricted stock account on or after October 29, 2001 are assumed to have been invested in Common Shares. Amounts credited to a restricted stock account and the related matching contributions are subject to forfeiture at the same time and to the same extent as would have applied to the restricted shares had they not been surrendered. Upon termination of employment, the vested amounts then credited to the participant’s account are distributed in a single lump sum payment or in monthly or annual installments for a term not to exceed 10 years. The 2003 match for Messrs. Orr, Dougherty, Rolls, Schultz and Hawkins is reflected in the Summary Compensation Table under the “All Other Compensation” column.

The Company established a life insurance arrangement effective January 1, 2002 to provide certain senior executives a death benefit in lieu of full participation in the group term life insurance program. The death benefit payable to the beneficiary of an insured named executive is three times the executive’s base salary. The Company is entitled to receive all other proceeds under the policy, if any, in the event of death of the executive. Under the terms of the arrangement, title and ownership of the life insurance policy resides with the Company. The 2003 life insurance benefit for Messrs. Orr, Dougherty, Rolls, Schultz and Hawkins is reflected in the Summary Compensation Table under the “All Other Compensation” column.

In the event of a change in control, all outstanding stock options will become immediately exercisable, all restrictions applicable to restricted stock awards will lapse and a pro rata portion of all accrued long-term incentive awards will be paid in cash. The present values of all accrued benefits under the Executive Deferred Compensation Plan and the SERP will be funded within five days after a change in control of the Company.

PERFORMANCE GRAPH

The following Performance Graph compares the percentage change, for the period from December 31, 1998 through December 31, 2003, of the cumulative total shareholder return on the Company’s Common Shares with the cumulative total return of the S&P 500 Stock Index and the Custom Composite Index.

Copyright© 2004, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
Convergys	$100	$137	$203	$168	$68	$78
S&P 500®	$100	$121	$110	$97	$76	$97
Old Custom Composite	$100	$204	$186	$112	$42	$74
New Custom Composite	$100	$208	$195	$96	$36	$62

The Old Custom Composite Index consists of Amdocs LTD, Portal Software Inc.(beginning 3Q99), Sitel Corp., CSG Systems Int’l Inc., Sykes Enterprises, Inc., APAC Customer Services Inc., Teletech Holdings Inc. and West Corp.

The New Custom Composite Index consists of ADC Telecommunications Inc., Amdocs LTD,

Exult Inc.(beginning 3Q00), Portal Software Inc.(beginning 3Q99), Sitel Corp., CSG Systems Int’l Inc., Sykes Enterprises, Inc., APAC Customer Services Inc., Teletech Holdings Inc. and West Corp.

The New Custom Composite Index includes ADC Telecommunications Inc. and Exult Inc. in order to provide better balance between our billing, customer service and employee care peers.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2003, the Committee met eight times.

In discharging its oversight responsibility related to the audit process, the Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants’ independence consistent with Independence Standards Board Standard No. 1 entitled, “Independence Discussions with Audit Committees.” In accordance with the foregoing standard, the Committee discussed with the accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants’ independence. The Committee also considered the compatibility of non-audit services with the accountants’ independence. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP as the Company’s independent accountants. In April, the Committee updated its process for pre-approving all services provided by the independent accountants to the Company. Also in April the Committee established a policy regarding the hiring of current or former employees of the independent accountants.

The Committee discussed with management, the internal auditors and the independent accountants the quality and adequacy of the Company’s internal controls, disclosure controls and procedures, and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with both the independent accountants and the internal auditors their audit plans, audit scope, and identification of audit risks. The Committee received updates on legal issues from the Company’s general counsel and any reports of accounting or auditing complaints received on the Company’s Ethics Hotline. The Committee also reviewed and approved the Company’s Code of Ethics for the CEO and Senior Financial Officers.

The Committee discussed and reviewed with the independent accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent accountants’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

In 2003 the Committee discussed the interim financial information contained in each of the three quarterly Forms 10-Q with management and the independent accountants. The Committee also reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003 with management and the independent accountants. Management has the responsibility for the preparation of the Company’s financial statements and the independent accountants have the responsibility for the examination of those statements. Based on the above-mentioned review and discussions with management and the independent accountants, the Committee recommended to the Board that the Company’s interim financial statements be included in its three quarterly Forms 10-Q and that its audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Board approved these recommendations. The Committee also reappointed Ernst & Young LLP as the Company’s independent accountants, subject to ratification by the shareholders.

The Committee acts pursuant to the revised Audit Committee Charter approved in February 2004, a copy of which is attached as Appendix II to this Proxy Statement. During the year the Committee’s charter was revised to state that no Committee member may serve on more than three Audit Committees of public companies simultaneously. Each of the members of the Committee met the requirements of independence for Board directors and for Audit Committee membership as adopted by the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission. Several members of the Committee qualify as an Audit Committee

Financial Expert, and the Committee has designated one of them, Mr. Odeen, its chairperson, as its Financial Expert. In addition, each member of the Committee is financially literate, as that term is defined by the NYSE. In August, Zoë Baird joined the Board of Directors and the Audit Committee.

Audit Committee

Philip A. Odeen, Chairperson

Zoë Baird

David B. Dillon

Eric C. Fast

Roger L. Howe

Sidney A. Ribeau

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plans

The following table shows certain information as of December 31, 2003 with respect to compensation plans under which Common Shares of the Company are authorized for issuance:

	No. of Common Shares to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of common shares remaining available for future issuance
Equity compensation plans approved by shareholders (1)	20,653,026	$25.14	9,471,298
Equity compensation plans not approved by shareholders (2)	536,890	$3.15	0

Total	21,189,916	$24.59	9,471,298

(1)	Represents stock options or shares issued under the Company’s Long-Term Incentive Plan. For further discussion, see Note 12 to Notes to Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2003.

(2)	As disclosed in Note 12 of Notes to Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2003, in connection with its acquisition of Geneva Technology Ltd. (Geneva), the Company converted outstanding options to acquire Geneva shares into options to acquire Convergys Common Shares.

APPROVAL OF CONVERGYS CORPORATION

1998 LONG TERM INCENTIVE PLAN, AS AMENDED

(Item 2 on the proxy card)

Amendments Proposed

On February 24, 2004, the Board of Directors adopted, subject to shareholder approval, several amendments to the Convergys Corporation 1998 Long Term Incentive Plan, as amended (the “LTIP”). The material changes to the LTIP include amendments: (a) specifying certain performance criteria upon which the Compensation and Benefits Committee may condition the amount or vesting of an award granted under the LTIP; (b) providing for a per calendar year, per individual limit of (i) 500,000 Company Common Shares, on awards granted under the LTIP in the form of stock options, SARs, performance shares, restricted stock specifying objective performance criteria or other stock unit awards specifying objective performance criteria and (ii) $3,500,000 on cash payable pursuant to performance units granted during each year under the LTIP; (c) explicitly prohibiting, without shareholder approval, (i) the amendment of any outstanding option to reduce its exercise price or (ii) the cancellation of an option and replacement of it with an option having a lower exercise price; (d) permitting grants in the form of restricted stock units; (e) clarifying how shares are counted against the authorized number of Common Shares; (f) permitting grants in any form of award authorized under the LTIP (other than ISOs) to non-employee directors; and (g) clarifying how performance-based awards will be paid out in the event of a change of control. Approximately 850 employees of the Company and its subsidiaries are eligible to participate in the LTIP.

The number of shares authorized for issuance under the LTIP is not being increased. The number of shares authorized for issuance under the LTIP, as previously approved in 2002 by both the Board of Directors and the shareholders, remains 38,000,000. As of December 31, 2003, 9,471,298 shares remain available for issuance under the LTIP.

As described in the Compensation Committee Report on Executive Compensation, a number of changes have been made with respect to executives’ long term incentive compensation. Beginning in 2004, at least fifty percent of executives’ long term incentive compensation will be tied to Company performance; more specifically to the Company’s total shareholder return relative to the total shareholder return of the proxy peer group over a three-year period. Long term incentive targets will be based on ranges which are benchmarked to the 50th percentile of long term incentive targets for executives of other companies in the compensation peer group described on page 15. The amendments described above will (i) enable the Company to implement these important changes and (ii) allow the taxable compensation for any year resulting from certain awards granted under the LTIP to the Chief Executive Officer and other named executive officers to be tax deductible, without regard to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The following is a summary of the material terms and provisions of the LTIP, including the amendments proposed above, which is attached hereto as Appendix III (the “Amended LTIP”). This summary does not contain all information which may be important to you. We encourage you to read the LTIP in its entirety to fully understand its terms and conditions.

Purposes of the Amended LTIP

The purposes of the Amended LTIP are to further the long term growth of the Company by offering competitive incentive compensation related to long term performance goals to those employees who will be largely responsible for planning and directing such growth, to reinforce the commonality of interest between the Company’s shareholders and the participants in the Amended LTIP and to aid in attracting and retaining employees of outstanding abilities and specialized skills.

Administration

The Compensation and Benefits Committee administers the Amended LTIP and selects the persons who are eligible to receive awards under the Amended LTIP. The Compensation and Benefits Committee may delegate to one or more members of the senior management of the Company the authority to make awards to employees of the Company who are not officers or directors of the Company or to non-employee advisors. The Compensation and Benefits Committee has complete authority to make awards in such format and amounts as it determines and to cancel, suspend or amend awards, provided that is shall not, without stockholder approval, amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option having a lower exercise price.

Shares Available

A total of 38,000,000 Common Shares are reserved for issuance under the Amended LTIP. Of this number, the aggregate number of Common Shares that may be issued upon the exercise of incentive stock (“ISOs”) may not exceed 15,000,000. Furthermore, no participant may be granted stock options, SARs, performance shares, restricted stock specifying objective performance criteria or other stock unit awards specifying objective performance criteria, in the aggregate, for more than 500,000 Common Shares during any one calendar year. No more than $3,500,000 may be paid to any one individual in any one calendar year pursuant to LTIP awards in the form of performance units. Any Common Shares issued under the Amended LTIP may consist, in whole or in part, of authorized and unissued Common Shares or Common Shares held as treasury shares. Any Common Shares subject to any award that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without the issuance of Common Shares, the Common Shares subject to such award will again be available for grant.

Types of Awards

Awards under the Amended LTIP may be in any one or a combination of the following: (a) stock options, including ISOs, (b) stock appreciation rights (“SARs”), in tandem with stock options or free standing, (c) restricted stock and restricted stock units, (d) performance shares and performance units conditioned upon meeting certain objective performance criteria and (e) other awards valued in whole or in part by reference to or otherwise based on Common Shares (“other stock unit awards”). In addition, in connection with any award or deferred award, payments may also be made representing dividends or interest or their equivalents.

Stock Options

The Amended LTIP provides that the purchase price of Common Shares purchasable under any stock option shall be determined by the Compensation and Benefits Committee; provided that the purchase price of any ISOs shall not be less than 100% of the fair market value of the Common Shares on the date that the option is granted. Payment of the purchase price for option shares must be made in cash or by delivery of other Common Shares of the Company or other property, or a combination thereof, having a fair market value equal to the purchase price of the option shares.

The period of any option shall be determined by the Compensation and Benefits Committee, but no ISO may be exercised later than 10 years after the date of grant or earlier than one year after the date of grant. The aggregate fair market value, determined at the date of grant of the ISO, of Common Shares for which ISOs are exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code.

Stock Appreciation Rights

A SAR represents the right to receive payment of a sum not to exceed the amount, if any, by which the fair market value of the Common Shares covered thereby on the date of exercise of the SAR exceeds the grant price of the SAR. The grant price and other terms of the SAR shall be determined by the Compensation and Benefits Committee. A SAR may be granted free-standing or in tandem with new options or after the grant of a related option which is not an ISO. Upon the exercise of a SAR, payment may be made in cash, Common Shares or other property, or a combination thereof, as the Compensation and Benefits Committee shall determine.

Restricted Stock

Restricted stock will consist of Common Shares which are subject to such conditions, restrictions and limitations as the Compensation and Benefits Committee determines to be appropriate, including but not limited to vesting conditioned upon satisfaction of objective performance criteria described in more detail below under “Performance Shares and Units”. Restricted stock will be awarded without consideration other than the rendering of services or the payment of any minimum amount required by law, unless the Compensation and Benefits

Committee decides otherwise. With respect to Common Shares awarded as restricted stock, the recipient shall have all rights of a shareholder of the Company, including the right to vote and the right to receive cash dividends, unless the Compensation and Benefits Committee shall otherwise determine. Upon termination of the participant’s employment during the restriction period, all restricted stock shall be forfeited subject to such exceptions, if any, as are authorized by the Compensation and Benefits Committee as to termination of employment, retirement, disability, death or special circumstances.

Restricted Stock Units

The Amended LTIP permits the grant of restricted stock units. Restricted stock units represent the right of the recipient to receive a number of Common Shares in the future, but subject to the fulfillment of such conditions as the Compensation and Benefits Committee may specify, including but not limited to the satisfaction of objective performance criteria described in more detail below under “Performance Shares and Units”. Restricted stock units will be awarded without consideration other than the rendering of services, unless the Compensation and Benefits Committee decides otherwise.

Performance Shares and Units

The Amended LTIP permits the grant of performance shares and performance units (“performance awards”) as additional compensation to participants for services to the Company or one of its subsidiaries based on performance periods and objective performance criteria established by the Compensation and Benefits Committee for the Company or any subsidiary of the Company. Payment of performance awards may be made in cash, Common Shares or other property, or a combination thereof, as the Compensation and Benefits Committee shall determine. There may be more than one award in existence at any one time and performance periods may differ. Recipients of performance awards are not required to provide consideration other than the rendering of service, unless the Compensation and Benefits Committee decides otherwise.

The objective performance criteria upon which performance shares or units may be based will be measured in terms of one or more of the following objectives, described as they relate to Company-wide objectives or of a subsidiary, division, department or function of the Company: earnings per share; stock price; total shareholder return; return on investment; return on capital; revenues; earnings from operations; earnings before or after interest and taxes; net income; cash flow; debt to capital ratio; economic value added; return on equity; return on assets; earnings before or after interest, depreciation, amortization or extraordinary or special items; free cash flow; cash flow return on investment (discounted or otherwise); net cash provided by operations; cash flow in excess of cost of capital; operating margin; and profit.

With each performance award the Compensation and Benefits Committee will specify the objective performance criteria to be achieved, a minimum acceptable level of achievement below which no payment will occur, and a formula for determining the amount of any payment to occur if performance is at or above the minimum acceptable level but falls short of full achievement of the specified performance criteria.

If the Compensation and Benefits Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the objective performance criteria to be unsuitable, the Compensation and Benefits Committee may modify such objective performance criteria or the related minimum acceptable level of achievement, in whole or in part, as the Compensation and Benefits Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause a payment under the Plan to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code.

Other Stock Unit Awards

The Amended LTIP permits the award of other stock unit awards, either alone or in addition to other awards granted under the Amended LTIP, subject to such conditions, restrictions, and limitations as the Compensation and Benefits Committee determines to be appropriate. Other stock unit awards are awards of Common Shares or other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares.

Other stock unit awards may be paid in cash, Common Shares or other property, or a combination thereof, as the Compensation and Benefits Committee shall determine.

Grants to Non-Employee Directors

Under the Amended LTIP, awards (other than ISOs) may be made to Directors who are not employees of the Company. With respect to any awards to non-employee Directors, the Board of Directors will exercise the powers otherwise reserved to the Compensation and Benefits Committee under the Amended LTIP, including authority to select the non-employee Directors who will receive awards, to select the types of awards and to impose limitations, conditions and restrictions on the awards as the Board of Directors may deem appropriate.

Grant to Non-Employee Advisors

Under the Amended LTIP, awards (other than ISOs) may be made to non-employee advisors who participate in a foreign advisory board. With respect to any grants to non-employee advisors, the Compensation and Benefits Committee has authority to select the non-employee advisors who will receive awards, to select the types of awards, and to impose limitations, conditions and restrictions on the awards as the Compensation and Benefits Committee may consider appropriate.

Change of Control

In the event of a change in control, all outstanding options and SARs become exercisable in full, all restrictions applicable to Common Shares awarded as restricted stock lapse, all Common Shares subject to restricted stock units granted under the plan will be issued and the performance criteria relating to outstanding performance shares, performance units and other LTIP awards will be deemed to have been satisfied in full and the awards will be paid in full. In addition, unless the Compensation and Benefits Committee revokes the entitlement prior to the change in control, any optionee who is considered a statutory officer for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, shall be entitled to receive in lieu of the exercise of any stock option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate price of such option, or portion thereof, and (a) in the event of a tender offer or similar event, the final offer price per share paid for Common Shares times the number of Common Shares covered by the option or portion thereof, or (b) the aggregate value of the Common Shares covered by the stock option.

Amendment and Termination

The Amended LTIP may be amended or terminated by the Board of Directors of the Company, provided that no such action shall impair the rights of a participant without the participant’s consent and provided that no amendment shall be made without shareholder approval which (a) increases the total number of Common Shares reserved for issuance under the Amended LTIP, the total number of Common Shares which may be issued upon the exercise of ISOs or the total number of Common Shares which may be issued to any one individual, (b) changes the class of persons eligible to receive awards under the Amended LTIP or (c) is required to be approved by shareholders to comply with applicable laws or rules.

Federal Income Tax Consequences

The following is a brief summary of some of the Federal income tax consequences of transactions under the Amended LTIP based on the Internal Revenue Code of 1986, as amended. This summary is not intended to be complete and does not describe state or local tax consequences.

No income will be recognized by an optionee upon the grant of a non-qualified stock option. At the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the Common Shares and the fair market value of the Common Shares, if unrestricted, on the date of exercise. At the time of a sale of Common Shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as short-term or long-term capital gain (or loss) depending on the holding period.

No income will be recognized by an optionee upon the grant or exercise of an ISO. However, the excess of the fair market value of the Common Shares on the exercise date over the option price will be included in the optionee’s income for purposes of the alternative minimum tax. If Common Shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If Common Shares acquired upon exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

No income will be recognized by a participant in connection with the grant of a tandem or freestanding SAR. When the SAR is exercised, the participant will be required to include as ordinary income in the year of exercise an amount equal to the amount of cash received and/or the fair market value of any unrestricted Common Shares received on the exercise.

No income will be recognized upon the grant of performance shares or performance units. Upon satisfaction of the objective performance criteria upon which any such awards are conditioned, the recipient will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and/or the fair market value of any unrestricted Common Shares received.

The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by an amount, if any, paid by the participant for the restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Internal Revenue Code Section 83. However, a participant who so elects under Code Section 83(b) within 30 days of the date of receipt of the shares will have taxable ordinary income on the date of receipt of the shares equal to the excess of the fair market value of the shares (determined without regard to the restrictions) over the purchase price, if any, of the restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

No income will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Shares on the date that the shares are transferred to the participant under the award (reduced by any amount paid by the participant for the restricted stock units), and the capital gain/loss holding period for the shares will also commence on the date that the shares are transferred to the participant.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding deduction. However, the Company’s deduction is only permitted to the extent that the amount recognized as income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the limitation on certain executive compensation under Code Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CONVERGYS CORPORATION 1998 LONG TERM INCENTIVE PLAN, AS AMENDED. A MAJORITY OF THE COMMON SHARES REPRESENTED AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THIS PROPOSAL IS NECESSARY FOR APPROVAL OF THE AMENDMENT. ABSTENTIONS WILL COUNT AS VOTES AGAINST THE PROPOSAL. BROKER NON-VOTES DO NOT COUNT FOR VOTING PURPOSES.

APPROVAL OF CONVERGYS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

(Item 3 on the proxy card)

On February 24, 2004, the Board of Directors approved the restated Convergys Corporation Employee Stock Purchase Plan (the “ESPP”). According to new New York Stock Exchange rules, the ESPP is now required to be approved by shareholders. If the plan is not approved by shareholders, employees who participate in the ESPP will no longer receive the 15% Company matching contribution provided for under the ESPP.

The following is a summary of the material terms and provisions of the ESPP, the complete text of which is attached hereto as Appendix IV. This summary does not contain all information which may be important to you. We encourage you to read the ESPP in its entirety to fully understand its terms and conditions.

The material changes to the ESPP included amendments (i) limiting the number of Common Shares that can be delivered under the ESPP to 5,000,000 and (ii) providing for a ten year term.

Purpose of the ESPP

The purpose of the ESPP is to promote the interests of the Company by providing eligible employees of the Company and its affiliates with the opportunity to acquire Common Shares through participation in a payroll deduction-based stock purchase plan. Eligible employees generally include all US, Canadian and UK based employees. Approximately 48,717 employees are eligible to participate in the ESPP.

Administration

The Company’s Employee Benefits Committee administers the ESPP and has full authority to interpret and construe the provisions of the ESPP and to adopt rules for administering the ESPP.

Shares Available

A total of 5,000,000 Common Shares are reserved for delivery under the ESPP. Any Common Shares delivered under the ESPP may consist, in whole or in part, of authorized and unissued Common Shares or Common Shares held as treasury shares or Common Shares purchased in the open market.

Contributions and Purchase of Common Shares

Participants may authorize payroll deductions of up to 20% of their compensation. In no event, may payroll deductions during any calendar year exceed $25,000. The Company makes a matching contribution equal to 15% of participants’ payroll deductions. Common Shares are purchased with the amount collected through payroll deductions and the matching contributions on or about the 15th and the 30th day of each month. The purchase price is equal to the fair market value of the shares on the date of purchase. Participants may sell Common Shares purchased pursuant to the ESPP at anytime.

Amendment and Termination

The ESPP may be amended or terminated by the Board of Directors of the Company, provided that no amendment shall be made without shareholder approval which shall increase the total number of Common Shares reserved for issuance under the ESPP. The ESPP has a term of ten years from the date of shareholder approval.

Federal Income Tax Consequences

The following are the federal income tax consequences generally arising with respect to contributions under the ESPP. The Company matching contribution is considered taxable income; the Company is entitled to a deduction equal to the amount of the matching contribution. Upon the subsequent sale of Common Shares acquired under the ESPP, the participant will realize a capital gain or loss equal to the difference between the sale price of such shares and the tax basis of such shares. The holding period of the shares, for purposes of determining whether the capital gain or loss is short-term or long-term, commences when the shares are purchased.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CONVERGYS CORPORATION EMPLOYEE STOCK PURCHASE PLAN. A MAJORITY OF THE COMMON SHARES REPRESENTED AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THIS PROPOSAL IS NECESSARY FOR APPROVAL OF THE PLAN. ABSTENTIONS WILL COUNT AS VOTES AGAINST THE PROPOSAL. BROKER NON-VOTES DO NOT COUNT FOR VOTING PURPOSES.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(Item 4 on the proxy card)

The Audit Committee of the Board of Directors reappointed the firm of Ernst & Young LLP as independent accountants to audit the financial statements of the Company for the year 2004, subject to shareholder ratification. We are asking you to ratify that appointment.

One or more members of the firm of Ernst & Young LLP will attend the annual meeting, will have an opportunity to make a statement and will be available to answer questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS. A MAJORITY OF THE COMMON SHARES REPRESENTED AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THIS PROPOSAL IS NECESSARY FOR APPROVAL OF THE RATIFICATION. ABSTENTIONS WILL COUNT AS VOTES AGAINST THE PROPOSAL. BROKER NON-VOTES DO NOT COUNT FOR VOTING PURPOSES.

AUDIT FEES

Fees paid to Ernst and Young in 2003 were as follows:

	2003	2002
Audit Fees	$897,405	$608,379
Audit-Related Fees	407,613	355,700
Tax Fees	559,411	299,641
All Other Fees	19,400	122,700

Total	$1,883,829	$1,386,420

Audit Fees are the fees billed for professional services rendered for the audit of the Company’s annual financial statements, the review of quarterly financial statements, statutory audits of the Company’s foreign subsidiaries, accounting consultations and other attest services. The increase in 2003 versus 2002 was primarily due to increased effort auditing the Company’s financial statements, increased accounting and auditing services supporting the Company’s filing of its Shelf Registration Statement that became effective in June 2003, and increased statutory audit fees resulting from the Company’s international expansion.

Audit-Related Fees are the fees billed for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and assurance and related services that traditionally are performed by the independent accountants. This includes employee benefit plan audits, due diligence related to mergers and acquisitions, audits of acquired businesses and internal control reviews. The increase in 2003 versus 2002 was primarily due to an increased level of activity reviewing the Company’s controls over data processing and employee care services it provides to its clients.

Tax Fees are the fees billed for professional services rendered for tax compliance, tax advice and tax planning. In 2003, 88% of these fees related to the preparation of state tax refund claims, 8% related to tax compliance for several of the Company’s foreign subsidiaries and 4% related to advice on benefit plans and assistance for tax audits. The increase in 2003 versus 2002 was primarily due to the completion of an engagement started in 2000 (prior to Ernst and Young’s appointment as the Company’s independent accountants) assisting the Company’s efforts in securing state income tax refunds.

All Other Fees are the fees for products and services other than those described in the three categories above. In 2003, these fees were for exploratory studies of potential locations to support the Company’s geographic expansion. The decrease in 2003 was due to support provided in 2002 in connection with the divestiture of a European call center.

The Convergys Audit Committee has adopted a Policy to pre-approve audit and non-audit services performed by the independent accountants. A summary of the pre-approval policy is attached as Appendix V.

In 2003, 100% of all the services provided by the independent accountants to the Company were approved by the Audit Committee pursuant to the pre-approval policy.

SHAREHOLDER PROPOSALS

Shareholder proposals intended for inclusion in the Proxy Statement for the annual meeting in 2005 must be received by the Company on or before November 11, 2004 and must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. If a shareholder notifies the Company after January 24, 2005 of the intent to present a proposal, the Company will have the right to exercise discretionary voting authority with respect to that proposal without including information regarding such proposal in its proxy materials. Proposals or notices should be sent to W. H. Hawkins II, Secretary, Convergys Corporation, 201 E. Fourth Street, P. O. 1638, Cincinnati, Ohio 45201.

ADDITIONAL INFORMATION

Other Business

At the time this Proxy Statement was released for printing on March 12, 2004, the Company knew of no other matters which might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

How We Solicit Proxies

In addition to this mailing, Convergys employees may solicit proxies personally, electronically, or by telephone. Convergys pays the costs of soliciting this proxy. We are paying Georgeson Shareholder Communications Inc. a fee of $10,000 plus expenses to help with the solicitation. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

Duplicate Annual Reports

Registered shareholders with multiple accounts may write Convergys Corporation to discontinue the mailing of extra annual reports and proxy statements to a single address. One set of materials must be received at the address.

FINANCIAL STATEMENTS AVAILABLE

The Company’s Annual Report to shareholders for the year 2003 includes the Company’s Annual Report on Form 10-K, which contains the financial statements for the Company and its subsidiaries as filed with the Securities and Exchange Commission for the year 2003, and is enclosed with this mailing. Requests for additional copies of any of these reports can be addressed to Convergys Corporation, 201 E. Fourth Street, P. O. Box 1638, Cincinnati, Ohio 45201, Attention: Investor Relations Department. These reports are also available on the Company’s website, www.convergys.com/investinconvergys.

By Order of the Board of Directors

W.H. Hawkins II

Secretary

APPENDIX I

Convergys Corporation

Governance Principles

Introduction

In discharging their responsibilities, the Board of Directors (the “Board”) shall exercise their business judgment to act in a manner that they believe is in the best interests of the Company and its shareholders. Directors are expected to attend all or substantially all Board meetings and meetings of the Committees of the Board on which they serve. Directors are also expected to spend the necessary time to discharge their responsibilities effectively and to ensure that other existing or future commitments do not materially interfere with their responsibilities as members of the Board. Directors are kept informed of the Company’s business by various reports and documents provided to them, as well as by operating and financial reports presented at Board and Committee meetings by the Company’s management.

All Directors participate in an orientation program at the time of their election or appointment to the Board and continue to expand their knowledge through attendance and participation at Board meetings and through the review of materials provided to them by management.

Compliance With Laws, Rules and Regulations

Directors shall comply, and generally oversee compliance by employees, officers and other Directors, with laws, rules and regulations applicable to the Company, including the Code of Business Conduct and applicable financial and accounting principles. Transactions in Company securities are governed by the Company’s Insider Trading Policy, with which all Directors must comply.

Code of Business Conduct

To guide the operations of the Company’s business, the Company has adopted a Code of Business Conduct (the “Code”) which addresses among other topics: (i) conflicts of interest; (ii) confidentiality; (iii) fair dealing; (iv) protection and proper use of Company assets; and (v) compliance with laws, rules and regulations. The Code of Business Conduct requires the reporting of any unethical or illegal behavior and ensures prompt action for violations of the Code. Any waiver of the Code for Directors may be made only by the Board of Directors or a Board Committee, if so delegated, and must be disclosed to shareholders. Any waiver of the Code of Business Conduct for senior management may be made only by the Board of Directors or a Board Committee, if so delegated, and must be disclosed to shareholders.

Corporate Opportunities

No Director may: (i) without the prior consent of the Board (a) take for himself or herself personally opportunities provided to a Director by the Company, resulting from his/her position as a Director or that are discovered through the use of Company property, information or position, or (b) use Company property, information or position for personal gain; or (ii) compete with the Company. Employees, officers and Directors owe a duty to the Company to advance its interests.

Selection and Composition of the Board

Board Size

The Company’s Regulations provide that the Board shall be not less than three nor more than seventeen Directors. No reduction in the number of Directors shall have the effect of shortening the term of any incumbent Director.

1

Independence of the Board

A majority of the Board shall be Directors who qualify as independent Directors (“Independent Directors”) under the listing standards of the New York Stock Exchange and applicable law. The Board will review annually the relationship that each Director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Following such annual review, only those Directors who the Board affirmatively determines have no material relationship with the Company will be considered Independent Directors, subject to their meeting any additional qualifications prescribed under the listing standards of the New York Stock Exchange and applicable law.

Selection of Directors/Board Membership Criteria

The Governance and Nominating Committee, comprised entirely of Independent Directors, is responsible for identifying, screening and recommending persons for nomination by the Board for election as Directors. The Committee may solicit advice from the Chairman of the Board (the “Chairman”) and other members of the Board. After the Committee’s deliberations are completed, it shall report its findings and recommendations to the Board. The Board shall nominate an appropriate slate of Director candidates for election.

An assessment of the skills and characteristics needed by the Board in the context of the current status of the Board shall be performed on a regular basis. Skills and characteristics to be considered include: (i) judgment; (ii) diversity; (iii) experience; (iv) skills; (v) accountability and integrity; (vi) financial literacy; (vii) industry knowledge; (viii) other Board appointments; and (ix) independence.

In determining whether a Director should stand for re-election, consideration will be given to the Director’s attendance at meetings, achievement of satisfactory performance, and other matters determined by the Board.

Extending the Invitation to a Potential Director to Join the Board

The invitation to join the Board shall be extended on behalf of the Board by the Chairman of the Board and the Chairman of the Governance and Nominating Committee and other Directors, as appropriate.

Change in Job Responsibilities of Directors

In certain instances, a change in a Director’s personal or business status may make it advisable to review whether that Director should continue to serve. Examples would include a material change in the Director’s company or institutional affiliation or job responsibilities not previously considered by the Governance and Nominating Committee, a change in the business of Convergys or of the Director’s company or any companies with which the Director is affiliated such that a conflict of interest is present or is likely to emerge or the appearance of a conflict is present, a significant change in health, or poor meeting attendance. It is the Director’s responsibility to advise the Chairman of the Board of any such changes. The Chairman of the Board will review the matter with the Governance and Nominating Committee. The Committee shall discuss with the individual Director the appropriateness of the Director’s continuing service.

Term of Office

Directors shall be elected for three year terms, subject to the provisions set forth in the Articles of Incorporation and these Governance Principles. The Board of Directors shall be divided into three classes (Class I, Class II and Class III) with each Class containing as nearly equal a number of Directors as the then fixed number of Directors permits, with the term of office of one class expiring each year, as determined by the Board of Directors.

Board Communications

Directors receiving inquiries about the Company should refer all such inquiries to the Chief Executive Officer and should interact with the press and other third parties only in concurrence with the Chief Executive Officer or the Investor Relations Department.

2

Board Performance

The Governance and Nominating Committee shall administer an annual self-evaluation of the Board. This self-evaluation will focus on the performance of the Board as a whole, concentrating on areas where performance might be improved. The Committee shall review all evaluations, report the results to the Board and make such recommendations, if any, it deems appropriate.

Committee Performance

The Governance and Nominating Committee shall administer an annual performance evaluation by Committee members of their respective Committee(s). This evaluation will focus on the performance of each Committee as a whole, concentrating on areas where performance might be improved. The Committee shall review all evaluations, report the results to the respective Committee(s) and make such recommendations, if any, it deems appropriate.

Board Compensation

Directors (other than those who are officers of the Company or any of its subsidiaries) are entitled to receive reasonable compensation for their services, as may be recommended from time to time by the Compensation and Benefits Committee and approved by the Board, as well as reimbursement of their expenses.

Reasonable compensation also may be paid to any person (other than a salaried officer or employee of the Company or any of its subsidiaries) requested by the Board to attend a meeting or assist the Board in the discharge of its duties and responsibilities.

Board Leadership

The Board has adopted a practice whereby one Director (the “Lead Director”) acts as the principal communicator between the Board and the Chief Executive Officer. The Lead Director also leads Executive Sessions where only outside Directors are present.

Board Meetings

Frequency and Conduct of Meetings

The Board of Directors shall meet at least four times annually. In addition, an organizational meeting following the annual meeting of shareholders will be held. Additional meetings of the Board may be called as needed.

The Chairman of the Board shall prepare an annual schedule of meetings for the Board of Directors and the standing Committees thereof. To the extent practicable, the schedule shall reflect agenda subjects that are generally of a recurring nature and are expected to be discussed during the year. Certain matters shall be addressed by the Board of Directors at least annually. These matters include a review and evaluation of the Company’s (i) strategic plan; (ii) strategic objectives; (iii) business and financial performance for the prior year, including a review of the achievement of strategic objectives; (iv) principal current and future risk exposures; (v) compliance with applicable law and listing standards; (vi) Employee Development Program and Succession Planning for senior management; and (vii) the Chief Executive Officer.

The proposed annual schedule of meetings of the Board and its standing Committees shall be presented to the Board of Directors for review and approval.

The Chairman of the Board shall chair all meetings of the Board of Directors. The Secretary, the Chief Financial Officer, and the General Counsel shall also attend all meetings of the Board, subject to the Board’s discretion to excuse one or more of these officers from all or portions of any meeting.

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Attendance of Non-Directors at Board Meetings

The Board encourages the Chairman of the Board to invite members of management to make presentations at Board meetings in order to provide insight into aspects of the Company’s business or to provide individuals with exposure to the Board of Directors for purposes of management development. Directors may suggest possible guests and/or topics for presentation and discussion to the Chairman.

Agenda Items

Specific agenda items for meetings of the Board of Directors are designated by the Chairman in consultation with other Directors, senior management, and others as determined by the Chairman.

Distribution of Materials to the Board

Materials for review, discussion and/or action by the Board shall, to the extent practicable, be distributed sufficiently in advance of meetings to allow time for review prior to the meeting. It is recognized that certain exigent circumstances may cause written materials to be unavailable in advance of the meeting.

Executive Sessions of Non-Management Directors

The non-management Directors will meet in Executive Session on a regular basis. Executive Sessions will be chaired by the Lead Director selected by the Board.

Access to Senior Management

Directors shall have access to the senior management of the Company and information necessary for the Directors to discharge their responsibilities. Management shall be responsive to requests for information from Board members.

Board Advisors

The Board of Directors and the Committees thereof shall be entitled, at the expense of the Company, to engage such independent legal, financial or other advisors as they deem appropriate, without consulting or obtaining the approval of any officer of the Company, with respect to any matters within their authority.

Minutes

The Secretary of the Company shall record minutes of all meetings of the Board of Directors and shareholders. In the absence or incapacity of the Secretary, the Chairman may designate as Assistant Secretary, a Director, the General Counsel or outside counsel for the Company to record the minutes of meetings of the Board of Directors or shareholders.

Share Ownership

Under usual circumstances, the expectation is that a member of the Board of Directors will invest a minimum of three times the annual Board retainer in Convergys common shares within four years of the date the member becomes a Director. The achievement of this goal is not a condition of Board membership.

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Leadership Development

Succession Planning

The Board of Directors is responsible for developing a plan of succession for the Chairman and/or Chief Executive Officer, in the event of either of their retirement, death, disability, removal or resignation. This plan will be reviewed by the Board at least annually.

Management Development

Management will direct the creation and maintenance of a program for management development. The Chief Executive Officer will review the program annually with the Board.

Committee Matters

Number, Structure and Independence of Committees

There shall be an Executive Committee, Governance and Nominating Committee, Audit Committee, Finance Committee and Compensation and Benefits Committee. The purpose and responsibilities of each of these Committees will be outlined in written Committee charters adopted by the Committee and approved by the Board which shall be in compliance with applicable law, rules and regulations and listing standards. The Charters are to be reviewed annually by the Committee and the Board, through the Governance and Nominating Committee. The Board may, subject to limitations in the Company Regulations, appoint such additional standing or temporary committees from time to time as the Directors see fit, delegating to such committees all or part of the Board’s powers.

The Governance and Nominating Committee, Audit Committee, Finance Committee and Compensation and Benefits Committee shall be comprised entirely of Independent Directors as required pursuant to applicable law, rules or regulation or prescribed under the listing standards of the New York Stock Exchange.

The Executive Committee shall have a minimum of five members and shall include the Chairman of the Board and the Chairs of the Governance and Nominating Committee, Audit Committee, Finance Committee, and Compensation and Benefits Committee. The Committee meets on the call of the Chairman of the Board, whenever needed and has authority to act on all matters during the intervals between Board meetings, except for those matters reserved to the full Board of Directors by the Ohio General Corporation Law or the Regulations of the Company. From time to time the Committee makes reports and recommendations to the Board with respect to the foregoing, as it deems appropriate.

The Audit Committee shall have a minimum of three members, none of whom shall be an officer or an employee of the Company and all of whom meet the independence requirements for Audit Committee membership as adopted by the NYSE. The Committee meets with management to consider the adequacy of the disclosure controls and procedures, the internal controls of the Company and the objectivity of its financial reporting. The Committee also meets with the independent accountants and with appropriate Company financial personnel and internal auditors concerning these matters. The Committee is responsible for the appointment, compensation, oversight and dismissal of the independent accountants who shall report directly to the Committee. Both the internal auditors and the independent accountants shall periodically meet alone with the Committee and have unrestricted access to the Committee. In addition, the Committee shall address other matters set forth in its Charter. From time to time the Committee makes reports and recommendations to the Board with respect to the foregoing, as it deems appropriate.

Because of the demanding role and responsibilities of the Company’s Audit Committee, no member of the Company’s Audit Committee shall serve simultaneously on more than three audit committees of public companies.

The Compensation and Benefits Committee shall have three or more members, none of whom shall be an officer of the Company. The Committee makes recommendations to the Board with respect to the compensation

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of the Chief Executive Officer and Non-Employee Directors. The Committee also approves the compensation of certain executive officers of the Company and reviews and approves policies relating to the design of cash and/or equity incentive plans and non-qualified executive compensation plans for officers of the Company. In addition, it shall address other matters set forth in its Charter. From time to time the Committee makes reports and recommendations to the Board with respect to the foregoing, as it deems appropriate.

The Finance Committee shall have three or more members, none of whom shall be an officer of the Company. The Committee reviews the capital structure of the Company, short-term borrowing limits, proposed financings, options available for the financing of material acquisitions by the Company, pension plan funding and the performance of the portfolio managers. In addition, it shall address other matters set forth in its Charter. From time to time the Committee makes reports and recommendations to the Board with respect to the foregoing, as it deems appropriate.

The Governance and Nominating Committee shall have three or more members, none of whom shall be an officer of the Company. The Committee reviews the performance of senior management, screens and recommends candidates for the Board, monitors and evaluates the performance of the Board and Board Committees and suggests shareholder concerns to be addressed by the Board. In addition, it shall address other matters as set forth in its Charter. From time to time the Committee makes reports and recommendations to the Board with respect to the foregoing, as it deems appropriate.

Compensation of Committee Members

The members of Committees are entitled to receive such fees as may be recommended by the Compensation and Benefits Committee and approved by the Board. The compensation received by the members of the Audit Committee from the Company is limited to those fees paid for their service as a Director and as a member or chair of any Committee(s) of the Board.

Assignment and Rotation of Committee Members and Chairs

The Chairman of the Board shall serve as Chair of the Executive Committee.

Directors are nominated by the Governance and Nominating Committee for Committee membership subject to the Board’s consideration and approval.

The Governance and Nominating Committee shall consider on a periodic basis whether it is in the Company’s best interest to rotate chairs and/or members within and among Committees.

Director Orientation and Education

New Directors shall participate in an orientation program, which shall generally be conducted within two months of the meeting at which new Directors are elected. The agenda for the orientation program shall be determined by the Chairman of the Board, and the Secretary of the Company with concurrence of the Chairman of the Governance and Nominating Committee. The orientation program shall address the Company’s strategic plans and objectives, business and financial performance for the prior year, material current and future risk exposures of the Company, compliance programs (including the Code of Business Conduct) and may include presentations by the Company’s senior management, internal auditors and independent accountants, as well as one or more visits to the Company’s headquarters or other operating sites or facilities. All other Directors shall also be invited to attend each orientation program.

Revision to these Governance Principles

The Governance and Nominating Committee shall review these Governance Principles at least annually and recommend to the Board of Directors such revisions as it deems necessary or appropriate for review and approval by the Board.

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APPENDIX II

Convergys Corporation

Audit Committee Charter

Adopted February 24, 2004

Purpose

The Convergys Corporation Board of Directors’ Audit Committee (the “Committee”) is established by the Board of Directors for the primary purpose of assisting the Board in:

•	overseeing the integrity of the Company’s financial statements,

•	overseeing the Company’s compliance with legal and regulatory requirements,

•	overseeing the independent accountant’s qualifications and independence,

•	overseeing the performance of the Company’s internal audit function and independent accountants, and

•	overseeing the Company’s system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance, and ethics that Management and the Board have established.

Consistent with these functions, the Committee shall encourage continuous improvement of, and adherence to, the Company’s policies, procedures and practices at all levels. The Committee shall also provide an open avenue of communication among the independent accountants, senior management and financial management, the internal auditing department, and the Board of Directors.

Organization

The Board shall elect all members of the Committee, which shall solely consist of three or more Board Directors who meet the requirements of independence for Audit Committee membership as adopted by the SEC and New York Stock Exchange (“NYSE”).

At all times, at least one member of the Committee must be an “audit committee financial expert” as that term is defined in the applicable laws, regulations or listing standards. In addition, all other members must possess knowledge and experience in financial matters, including the ability to read and understand the Company’s financial statements. No Committee member shall serve on more than three Audit Committees of public companies simultaneously.

Responsibilities

General

In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings. In planning the annual schedule of meetings, the Committee shall ensure that it meets at least quarterly, and that sufficient opportunities exist for its members to meet separately at least quarterly, with Management, the Director of Internal Audit and the independent accountants. Additional meetings may be scheduled as needed.

The Committee may ask Management or others to attend meetings and provide pertinent information as necessary. The Committee shall report its actions regularly to the Board and shall make recommendations as appropriate.

On an annual basis, the Committee shall review and reassess the adequacy of this charter and shall recommend changes to the Board. The Committee shall disclose in the proxy statement for the Company’s

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annual shareholders’ meeting that a formal written charter has been adopted and the degree to which the Committee has satisfied its responsibilities during the prior year in compliance with the charter. At least once every three years, the Committee should verify that the Committee charter is filed with the annual proxy statement by Management.

The Committee shall perform any other activities consistent with this charter, the Company’s Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

In carrying out its duties, the Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors, as it deems appropriate to execute fully its duties and responsibilities. The Company shall provide appropriate funding as determined by the Committee for compensation to the independent accountants and to any advisors that the Committee chooses to engage.

Financial Reporting Process

The Committee shall regularly review key financial systems, procedures and controls that provide the information necessary to manage and report properly the operations of the Company. In fulfilling this responsibility, the Committee shall take the following actions:

•	The Committee shall review and discuss with Management and the independent accountants the financial information to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K) and the Company’s Quarterly Reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements and the adequacy of internal controls. The Committee shall discuss the results of the annual audit and the quarterly reviews and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards and applicable law or listing standards. Based on such review and discussion, the Committee shall make a determination whether to recommend that the audited / reviewed financial statements be included in the Company’s Form 10-K / 10-Q. The Committee shall also receive reports from the Company’s Certification Subcommittee as part of this process.

•	In consultation with the independent accountants and internal auditors, the Committee shall review the integrity of the Company’s internal and external financial reporting processes and Management’s effectiveness in maintaining such integrity. In performing its review, the Committee will consider whether adequate procedures exist to comply with the regulations of the SEC and the NYSE. The Committee shall review and consider the independent accountants’ and Management’s judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices and proposed major changes thereto.

•	The Committee shall review with the Chief Executive Officer, the Chief Financial Officer and the General Counsel the Company’s disclosure controls and procedures, procedures established by the Company for issuing the Company’s earnings press releases and financial information and earnings guidance periodically provided to analysts and rating agencies. The Committee shall review periodically, but in no event less frequently than quarterly, Management’s conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in or material deviations from such controls and procedures.

Systems of Disclosure Controls and Procedures and Internal Controls

The Committee assists the Board in overseeing the systems of disclosure controls and procedures and internal controls established by Management and the Board, particularly with respect to maintenance of adequate controls related to financing, financial reporting, accounting, compliance with applicable laws and regulations,

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and ethics. The Committee shall review their adequacy and effectiveness with the independent accountants, the Director of Internal Audit, and financial and accounting personnel. In so doing, the Committee shall review recommendations for the improvement of disclosure and internal control procedures and Management’s responses to the recommendations.

The Committee shall discuss with Management, the Director of Internal Audit, and the independent accountants the guidelines and policies to govern the process by which risk assessment and management are undertaken. The Committee shall discuss the Company’s major financial risk exposures and the steps Management has taken to monitor and control such exposures. The Committee shall review Management’s actions to establish and maintain processes to assure that internal control systems are considered in the Company’s planning process, including acquisition and integration of new businesses and companies and the development and implementation of new computer systems.

The Committee shall also review with the Chief Executive Officer and the Chief Financial Officer any fraud, whether or not material, that involves Management or other employees who have a significant role in the issuer’s internal controls. The Committee shall approve a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, and shall be promptly notified if any amendments or waivers to the code are granted.

Audit Processes

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of its independent accountants (including resolution of any disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent accountants shall report directly to the Committee.

The Committee shall review and pre-approve both audit and non-audit services to be provided by the independent accountants. The pre-approval of non-audit services may be delegated to one of more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting. The Committee’s pre-approval policies and procedures shall be disclosed in periodic reports as required by applicable law or listing standards. The Committee shall also periodically consider whether there should be rotation of the independent accountants firm.

The Committee shall review the performance of the Company’s independent accountants annually. In doing so, the Committee shall consult with Management and the Director of Internal Audit and shall obtain and review a report by the independent accountants describing their internal control procedures, any material issues raised by their most recent internal quality-control review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years and the response of the independent accountants, and all relationships between the independent accountants and the Company.

The Committee shall maintain ongoing communications with the independent accountants to review whether the accountants maintain their independence. The Committee shall review with the independent accountants any major unresolved problems encountered during their examinations as well as any restrictions imposed by Management on their audit scope.

The Committee shall establish hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent accountants. The Committee shall present its conclusions with respect to the qualifications, performance and independence of the independent accountants to the full Board.

With respect to the Internal Audit function, the Committee shall review its functions and activities. The Committee shall also review and approve the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit. It shall at least annually review and approve the Internal Audit Charter and the

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Internal Audit Plan and review any difficulties encountered in the course of performing the audit function as defined in its charter and approved audit plan. The Committee shall review the objectivity of the Internal Audit function. While the Internal Audit function shall report functionally to the Company’s Chief Financial Officer through the Director of Internal Audit, it must report at least on a quarterly basis to the Committee.

Complaint Procedures

The Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall periodically review with Management, including the General Counsel, and the independent accountants any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s Code of Business Conduct and Ethics. The Committee shall also meet periodically with the General Counsel and other appropriate legal staff of the Company to review material legal affairs of the Company and the Company’s compliance with applicable law and listing standards.

Annual Reporting of Committee Activities with Respect to Audited Financial Statements

The Committee shall issue a report to be included in the annual proxy statement stating whether the Committee had reviewed and discussed the financial statements with Management, had discussed the required communications with the independent accountants, had received the required correspondence from the independent accountants regarding independence matters and whether the Committee recommended to the full Board the inclusion of the audited financial statements in the Company’s Form 10-K. Additionally, the Committee should review the annual written affirmation provided by the Company to the New York Stock Exchange (“NYSE”) that the Committee complied with the NYSE’s rules for members’ audit committees.

Performance Evaluation

The performance of the Committee shall be evaluated on an annual basis.

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APPENDIX III

CONVERGYS CORPORATION

1998 LONG TERM INCENTIVE PLAN, AS AMENDED

1.	Purpose.

The primary purpose of the Convergys Corporation 1998 Long Term Incentive Plan, as amended (the “Plan”) is to further the long term growth of Convergys Corporation (the “Company”) by offering competitive incentive compensation related to long term performance goals to those employees of the Company and its affiliates who will be largely responsible for planning and directing such growth. The Plan is also intended as a means of reinforcing the commonality of interest between the Company’s shareholders and the employees who are participating in the Plan and as an aid in attracting and retaining employees of outstanding abilities and specialized skills. The Plan became effective on July 20, 1998, the date on which it was approved by the shareholders of the Company (the “Effective Date”).

2.	Administration.

2.1    The Plan shall be administered by the Compensation and Benefits Committee (the “Committee”) of the Company’s Board of Directors (the “Board”). The Committee shall consist of at least three members of the Board (a) who are neither officers nor employees of the Company and (b) who are “outside directors” within the meaning of section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.2    Subject to the limitations of the Plan, the Committee shall have complete authority (a) to select from the employees and Non-Employee Advisors (as defined in Section 10B) of the Company and its affiliates those individuals who shall participate in the Plan, (b) to make awards in such forms and amounts as it shall determine and to cancel, suspend or amend awards, (c) to impose such limitations, restrictions and conditions upon awards as it shall deem appropriate, (d) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan and (e) to make all other determinations and to take all other actions necessary or advisable for the proper administration of the Plan; provided, however, that notwithstanding the foregoing, except as otherwise permitted under Section 14, the Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding option to reduce its exercise price or cancel an option and replace it with an option having a lower exercise price. Determinations of fair market value under the Plan shall be made in accordance with the methods and procedures established by the Committee. The Committee’s determinations on matters within its authority shall be conclusive and binding on the Company and all other parties.

2.3    The Committee may delegate to one or more Senior Managers or to one or more committees of Senior Managers the right to make awards to employees who are not officers or directors of the Company and to Non-Employee Advisors.

2.4    In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to participants who are foreign nationals or who are employed by the Company or any subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

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3.	Types of Awards.

Awards under the Plan may be in any one or more of the following: (a) stock options, including incentive stock options (“ISOs”), (b) stock appreciation rights (“SARs”), in tandem with stock options or free-standing, (c) restricted stock, (d) restricted stock units, (e) performance shares and performance units conditioned upon meeting performance criteria and (f) other awards based in whole or in part by reference to or otherwise based on Company Common Shares, without par value (“Common Shares”). In connection with any award or any deferred award, payments may also be made representing dividends or interest or other equivalent. No awards shall be made under the Plan after ten years from the Effective Date.

4.	Shares Subject to Plan.

Subject to adjustment as provided in Section 14 below, 38,000,000 of the Company’s Common Shares may be issued or transferred (1) upon the exercise of options or SARs, (2) as restricted shares (whether or not deferred pursuant to Section 12) and released from substantial risks of forfeiture, (3) in payment of restricted stock units or performance units or performance shares that have been earned, or (4) in payment of dividend equivalents paid with respect to awards made under the Plan. Common Shares available in any year which are not used for awards under the Plan shall be available for award in subsequent years. Notwithstanding the foregoing, subject to adjustment as provided in Section 14 below, (a) the total number of Common Shares actually issued by the Company upon the exercise of ISOs shall not exceed 15,000,000, (b) the total number of Common Shares that may be subject to awards granted under the Plan, in the form of stock options, SARs, performance shares, restricted stock specifying objective performance criteria or other stock awards specifying objective performance criteria to any one individual, during any calendar year, shall not exceed separately or in the aggregate, 500,000 and (c) the total amount of cash (or fair market value of property) payable pursuant to performance units granted to any one individual during any calendar year shall not exceed $3,500,000. In the future, if another company is acquired, any Common Shares covered by or issued as result of the assumption or substitution of outstanding grants of the acquired company shall not be deemed issued under the Plan and shall not be subtracted from the Common Shares available for grant under the Plan. The Common Shares issued or transferred under the Plan may consist in whole or in part of authorized and unissued shares or treasury shares. If any Common Shares subject to any award are forfeited, terminated, cancelled or settled in cash or otherwise terminated with or without issuance or transfer of Common Shares, the Common Shares subject to such award shall again be available for grant pursuant to the Plan. Common Shares withheld in payment of any exercise price or taxes relating to an award shall be deemed to constitute Common Shares not issued or transferred to the participant and shall be deemed to again be available for awards under the Plan. This Section shall apply to the number of Common Shares reserved and available for ISOs only to the extent consistent with applicable provisions of the Code and Treasury regulations related to ISOs.

5.	Stock Options.

Except as provided in Sections 10A and 10B, all stock options granted under the Plan shall be subject to the following terms and conditions:

5.1    The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any employee of the Company or affiliate of the Company options to purchase Common Shares, which options may be options that comply with the requirements for incentive stock options set forth in section 422 of the Code (“ISOs”) or options which do not comply with such requirements (“NSOs”) or both. The grant of an option shall be evidenced by an Evidence of Award containing such terms and conditions as the Committee may from time to time prescribe (“Stock Option Agreement”). For purposes of the Plan, “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence, including electronic evidence, approved by the Committee which sets forth the terms and conditions of the award.

5.2    The purchase price per Common Share of options granted under the Plan shall be determined by the Committee; provided that the purchase price per Common Share of any ISO shall not be less 100% of the fair market value of a Common Share on the date the ISO is granted.

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5.3    Unless otherwise prescribed by the Committee in the Stock Option Agreement, each option granted under the Plan shall be for a period of ten years, shall be exercisable in whole or in part after the commencement of the second year of its specified term and may thereafter be exercised in whole or in part before it terminates under the provisions of the Stock Option Agreement. The Committee shall establish procedures governing the exercise of options and shall require that notice of exercise be given and that the option price be paid in full in cash at the time of exercise. The Committee may permit an optionee, in lieu of part or all of the cash payment, to make payment in Common Shares or other property valued at fair market value on the date of exercise, as partial or full payment of the option price. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the optionee a certificate or certificates representing the acquired Common Shares, unless, in accordance with rules prescribed by the Committee, the optionee has elected to defer receipt of the Common Shares.

5.4    Any ISO granted under the Plan shall be exercisable upon the date or dates specified in the Stock Option Agreement, but not earlier than one year after the date of grant of the ISO and not later than 10 years after the date of grant of the ISO, provided that the aggregate fair market value, determined as of the date of grant, of Common Shares for which ISOs are exercisable for the first time during any calendar year as to any individual shall not exceed the maximum limitations in section 422 of the Code. Notwithstanding any other provisions of the Plan to the contrary, no individual will be eligible for or granted an ISO if, at the time the option is granted, that individual owns (directly or indirectly, within the meaning of section 424(d) of the Code) stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

6.	Stock Appreciation Rights.

6.1    A SAR may be granted free-standing or in tandem with new options or after the grant of a related option which is not an ISO. The SAR shall represent the right to receive payment of a sum not to exceed the amount, if any, by which the fair market value of the Common Shares on the date of exercise of the SAR (or, if the Committee shall so determine in the case of any SAR not related to an ISO, any time during a specified period before the exercise date) exceeds the grant price of the SAR.

6.2    The grant price and other terms of the SAR shall be determined by the Committee.

6.3    Payment of the amount to which an individual is entitled upon the exercise of a SAR shall be made in cash, Common Shares or other property or in a combination thereof, as the Committee shall determine. To the extent that payment is made in Common Shares or other property, the Common Shares or other property shall be valued at fair market value on the date of exercise of the SAR.

6.4    Unless otherwise determined by the Committee, any related option shall no longer be exercisable to the extent the SAR has been exercised and the exercise of an option shall cancel the related SAR to the extent of such exercise.

7A.	Restricted Stock.

Common Shares awarded as restricted stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse. Recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law, unless the Committee otherwise elects. The recipient shall have, with respect to Common Shares awarded as restricted stock, all of the rights of a shareholder of the Company, including the right to vote the Common Shares, and the right to receive any cash dividends, unless the Committee shall otherwise determine. Upon termination of employment during the restricted period, all restricted stock shall be forfeited, subject to such exceptions, if any, as are authorized by the Committee, as to termination of employment, retirement, disability, death or special circumstances. Restricted stock grants may specify objective performance criteria (in accordance with Section 8 below) the

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achievement of which is a condition to termination or early termination of the restrictions applicable to some or all of such shares. Each such grant may specify in respect of such objective performance criteria a minimum acceptable level of achievement and may set forth a formula for determining the number of restricted shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified criteria.

7B.	Restricted Stock Units.

The Committee may award to any participant restricted stock units. Each such grant shall represent the right of the recipient to receive a number of Common Shares in the future, but subject to the fulfillment of such conditions as the Committee may specify. Recipients of restricted stock units are not required to provide consideration other than the rendering of service, unless the Committee otherwise elects. Each award of restricted stock units shall be evidenced by an Evidence of Award containing such terms and conditions as the Committee may determine. An award of restricted stock units may specify objective performance criteria (in accordance with Section 8 below), the achievement of which is a condition to the Company’s obligation to deliver Common Shares thereunder. Each such grant may specify in respect of such objective performance criteria a minimum acceptable level of achievement and may set forth a formula for determining the number of Common Shares deliverable under the award if performance is at or above the minimum level, but falls short of full achievement of the specified criteria.

8.	Performance Shares and Units.

8.1    The Committee may award to any participant performance shares or performance units (“Performance Award”). Each performance share shall represent, as the Committee shall determine, one Common Share or other security. Each performance unit shall represent the right of the recipient to receive an amount equal to the value determined in the manner established by the Committee at the time of the award. Recipients of Performance Awards are not required to provide consideration other than the rendering of service, unless the Committee otherwise elects.

8.2    Each Performance Award under the Plan shall be evidenced by an Evidence of Award containing such terms and conditions as the Committee may determine.

8.3    Each Performance Award shall specify objective performance criteria which, if achieved, will result in payment or early payment of the award, and each award may specify in respect of such specified objective performance criteria a minimum acceptable level of achievement and shall set forth a formula for determining the number of performance shares or performance units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified objective performance criteria. Each award shall specify that, before the performance share or performance units shall be earned and paid, the Committee must determine that the objective performance criteria have been satisfied. Objective performance criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, business unit, division, department, region or function within the Company or subsidiary. The objective performance criteria may be made relative to the performance of other corporations. The objective performance criteria shall be based on specified levels of or growth in one or more of the following criteria: earnings per share; stock price; total shareholder return; return on investment; return on capital; revenues; earnings from operations; earnings before or after interest and taxes; net income; cash flow; debt to capital ratio; economic value added; return on equity; return on assets; earnings before or after interest, depreciation, amortization or extraordinary or special items; free cash flow; cash flow return on investment (discounted or otherwise); net cash provided by operation; cash flow in excess of cost of capital; operating margin; and profit.

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If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances (including those events and circumstances described in Section 14 of this Plan) render the objective performance criteria unsuitable, the Committee may in its discretion modify such criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

The performance period for each award within which the objective performance criteria are to be achieved shall be of such duration as the Committee shall establish at the time of award (“Performance Period”). There may be more than one award in existence at any one time, and Performance Periods may differ.

8.4    The Committee may provide that amounts equivalent to dividends paid shall be payable with respect to each Performance Share awarded, and that amounts equivalent to interest at such rates as the Committee may determine shall be payable with respect to amounts equivalent to dividends previously credited to the participant. The Committee may provide that amounts equivalent to interest at such rates as the Committee may determine shall be payable with respect to performance units.

8.5    Payments of performance shares and any related dividends, amounts equivalent to dividends and amounts equivalent to interest may be made in a lump sum or in installments, in cash, property or in a combination thereof, as the Committee may determine. Payment of performance units and any related amounts equivalent to interest may be made in a lump sum or in installments, in cash, property or in a combination thereof, as the Committee may determine.

9.	Other Stock Unit Awards.

9.1    The Committee is authorized to grant to employees of the Company and its affiliates, either alone or in addition to other awards granted under the Plan, awards of Common Shares or other securities of the Company or any subsidiary of the Company and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other securities of the Company or any subsidiary of the Company (“other stock unit awards”). Other stock unit awards may be paid in cash, Common Shares, other property or in a combination thereof, as the Committee shall determine.

9.2    The Committee shall determine the employees to whom other stock unit awards are to be made, the times at which such awards are to be made, the number of shares to be granted pursuant to such awards and all other conditions of such awards. The provisions of other stock unit awards need not be the same with respect to each recipient. The recipient shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber the Common Shares or other securities prior to the later of the date on which the Common Shares or other securities are issued, or the date on which any applicable restrictions or performance or deferral periods lapse. Common Shares (including securities convertible into Common Shares) and other securities granted pursuant to other stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Common Shares (including securities convertible into Common Shares) and other securities purchased pursuant to purchase rights granted pursuant to other stock unit awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the fair market value of such Common Shares or other securities on the date of grant, unless the Committee otherwise elects.

10A.	Grants to Non-Employee Directors.

10A.1    For purposes of the Plan, “Non-Employee Director” means a member of the Board who is not an employee of the Company or an affiliate of the Company. In addition to awards to employees and Non-Employee Advisors, awards (other than ISOs) also may be made to Non-Employee Directors under the Plan. Except as otherwise provided in this Section 10A, any award to a Non-Employee Director shall be subject to all of the terms and conditions of the Plan.

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10A.2    The Board, in its sole discretion, may make awards to Non-Employee Directors. In exercising such authority, the Board shall have all of the power otherwise reserved to the Committee under the Plan, including, but not limited to, the sole and complete authority (a) to select the Non-Employee Directors who shall be eligible to receive awards, (b) to select the types and amounts of awards which may be made and (c) to impose such limitations, restrictions and conditions upon awards as the Board shall deem appropriate.

10B.	Grants to Non-Employee Advisors.

10B.1    For purposes of the Plan, “Non-Employee Advisor” means an individual selected by the Company or one or more of its affiliates to participate in one or more foreign advisory boards who is neither an employee of the Company or an affiliate of the Company nor a Non-Employee Director. In addition to awards to employees and Non-Employee Directors, awards (other than ISOs) also may be made to Non-Employee Advisors under the Plan. Except as otherwise provided in this Section 10B, any award to a Non-Employee Advisor shall be subject to all of the terms and conditions of the Plan.

10B.2    The Committee, in its sole discretion, may make awards to Non-Employee Advisors. In exercising such authority, the Committee shall have complete authority (a) to select the Non-Employee Advisors who shall be eligible to receive awards, (b) to select the types and amounts of awards which may be made and (c) to impose such limitations, restrictions and conditions upon awards as the Committee shall deem appropriate.

11.	Nonassignability of Awards.

Unless permitted by the Committee, no award granted under the Plan shall be assigned, transferred, pledged or otherwise encumbered by the recipient, otherwise than (a) by will, (b) by designation of a beneficiary after death or (c) by the laws of descent and distribution. Each award shall be exercisable during the recipient’s lifetime only by the recipient or, if permissible under applicable law, by the recipient’s guardian or legal representative or, in the case of a transfer permitted by the Committee, by the recipient of the transferred amount.

12.	Deferrals of Awards.

The Committee may permit recipients of awards to defer the distribution of all or part of any award in accordance with such terms and conditions as the Committee shall establish.

13.	Provisions Upon Change of Control.

In the event of a Change in Control occurring on or after the Effective Date, the provisions of this Section 13 will supersede any conflicting provisions of the Plan.

13.1    In the event of a Change in Control, (a) all outstanding stock options and SARs under Sections 5 and 6 of the Plan shall become exercisable in full, (b) the restrictions otherwise applicable to any Common Shares awarded as restricted stock under Section 7A of the Plan shall lapse, (c) all Common Shares that are the subject of restricted stock units granted under Section 7B shall be issued, and (d) the performance criteria relating to outstanding performance shares, performance units and other awards under Sections 8 and 9 of the Plan shall be deemed to have been satisfied in full and such awards shall be paid in full within five business days of such Change in Control; further, unless the Committee shall revoke such an entitlement prior to a Change in Control, any optionee who is deemed by the Committee to be a statutory officer (“insider”) for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), shall be entitled to receive in lieu of exercise of any stock option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate price of such option, or portion thereof, and (a) in the event of a tender offer or similar event, the final offer price per share paid for Common Shares times the number of Common Shares covered by the option or portion thereof, or (b) the aggregate value of the Common Shares covered by the stock option.

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In the event of a tender offer in which fewer than all Common Shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the Common Shares covered by a stock option as results from multiplying such Common Shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a stock option shall be affected by this provision, all or such portion of the stock option shall be terminated.

13.2    For purposes of this Section 13, a “Change in Control” of the Company means and shall be deemed to occur if:

(a)    a tender shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Company;

(b)    the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the 1934 Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation;

(c)    the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary;

(d)    a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) of the 1934 Act, shall acquire 20% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), or a person, within the meaning of Section 3(a)(9) or Section 13(d)(3) of the 1934 Act, controls in any manner the election of a majority of the directors of the Company; or

(e)    within any period of two consecutive years commencing on or after the Effective Date of the Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) pursuant to the 1934 Act.

13.3    In the event of a Change in Control, the provisions of this Section 13 may not be amended on or subsequent to the Change in Control in any manner whatsoever which would be adverse to any recipient of an award under the Plan without the consent of such recipient who would be so affected; provided, however, the Board may make minor or administrative changes to this Section 13 or changes to conform to applicable legal requirements.

14.	Adjustments.

14.1    In the event of any change affecting the Common Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan and in the number, class and option price or other price of shares subject to the outstanding awards granted under the Plan as it deems to be appropriate in order to maintain the purpose of the original grant.

14.2    Subject to restrictions and limitations otherwise provided under the Plan, the Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or non-recurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award in the manner and to the extent it shall deem desirable to carry it into effect.

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15.	Amendments and Terminations.

Notwithstanding any other provisions hereof to the contrary, the Board may assume responsibilities otherwise assigned to the Committee and may amend, alter or discontinue the Plan or any portion thereof at any time, provided that no such action shall impair the rights of any recipient of an award under the Plan without such recipient’s consent and provided that no amendment shall be made without shareholder approval which (a) increases the total number of Common Shares reserved for issuance pursuant to the Plan or the total number of Common Shares which may be issued upon the exercise of ISOs or the total number of Common Shares which may be issued to any one individual (b) changes the classes of persons eligible to receive awards under the Plan or (c) is required to be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Common Shares are traded.

16.	Withholding.

To the extent required by applicable federal, state, local or foreign law, the recipient of an award under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding obligations that arise in connection with the award and the Company shall have the right to withhold from any cash award the amount necessary, or retain from any award in the form of Common Shares a sufficient number of Common Shares, to satisfy the applicable withholding tax obligation. Unless otherwise provided in the applicable award agreement, a participant may satisfy any tax withholding obligation by any of the following means or any combination thereof: (a) by a cash payment to the Company, (b) by delivering to the Company Common Shares owned by the participant or (c) by authorizing the Company to retain a portion of the Common Shares otherwise issuable to the participant pursuant to the exercise or vesting of the award.

17.	CBI Stock Plan.

17.1    For purposes of this Section 17, “CBI” means Cincinnati Bell Inc., “CBI Option” means an option to purchase CBI common shares granted under a CBI Stock Plan, “CBI Restricted Stock” means an award of CBI common shares as restricted stock under a CBI Stock Plan, “CBI Stock Plan” means, collectively, the Cincinnati Bell Inc. 1988 Long Term Incentive Plan, the Cincinnati Bell Inc. 1989 Stock Option Plan, the Cincinnati Bell Inc. 1997 Long Term Incentive Plan, the Cincinnati Bell Inc.1988 Stock Option Plan for Non-Employee Directors and the Cincinnati Bell Inc. 1997 Stock Option Plan for Non-Employee Directors and “Distribution” means the date as of which CBI distributes to its shareholders all of the Common Shares owned by CBI.

17.2    At the time of the Distribution, each holder of a CBI Option shall receive an additional stock option under this Plan (“Company Option”) to purchase a number of Common Shares equal to the number of CBI common shares subject to the CBI Option. Each Company Option shall have the same terms and conditions (including vesting) as the CBI Option with respect to which it is granted, except that termination of employment shall mean, (a) in the case of a CBI employee or director, termination of employment with CBI and (b) in the case of a Company employee or director, termination of employment with the Company. The exercise price per share of each CBI Option (the “CBI Exercise Price”) shall be reduced, and the exercise price per share of the associated Company Option (the “Company Exercise Price”) shall be set so that (a) the sum of the CBI Exercise Price (after the reduction provided herein) and the Company Exercise Price is equal to the CBI Exercise Price (before the reduction provided herein) and (ii) the ratio of the CBI Exercise Price (after the reduction provided herein) to the Company Exercise Price is equal to the ratio of the average of the high and low per-share prices of CBI common shares on the New York Stock Exchange (“NYSE”) on January 4, 1999 to the average of the high and low per-share prices of Common Shares on the NYSE on January 4, 1999. Notwithstanding the foregoing, in the event that the number of Common Shares to be distributed to each CBI shareholder at the time of the Distribution with respect to each CBI common share owned by the shareholder on the record date for the Distribution is greater or less than one, the number of Common Shares represented by each Company Option and the Company Exercise Price shall be adjusted to reflect such difference.

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17.3    At the time of the Distribution, the Common Shares to be distributed with respect to each CBI common share which constitutes CBI Restricted Stock shall be deemed to have been issued under this Plan and shall be subject to the same terms, conditions and restrictions (including vesting) which apply to the CBI Restricted Stock with respect to which the distribution is being made, except that termination of employment shall mean, (a) in the case of a CBI employee, termination of employment with CBI and (b) in the case of a Company employee, termination of employment with the Company.

18.	Governing Law.

The Plan and each Evidence of Award shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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APPENDIX IV

CONVERGYS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose of the Plan. The Employee Stock Purchase Plan is intended to promote the interests of Convergys Corporation, an Ohio corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan.

2.    Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in this Section 2.

“Board” shall mean the Company’s Board of Directors.

“Change in Control” shall mean the occurrence of any of the following events: (i) a tender offer shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the 1934 Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation; (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) of the 1934 Act, shall acquire 20% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), or a person, within the meaning of Section 3(a)(9) or Section 13(d)(3) of the 1934 Act, controls in any manner the election of a majority of the directors of the Company; (v) or within any period of two consecutive years commencing on or after the Effective Date, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) pursuant to the 1934 Act.

“Common Shares” shall mean the Company’s common shares, without par value.

“Company” shall mean Convergys Corporation, an Ohio corporation, and any corporate successor to all or substantially all of the assets or voting shares of Convergys Corporation that shall by appropriate action adopt the Plan.

“Company Affiliate” shall mean any direct or indirect parent or subsidiary corporation of the Company or Company division or business unit, whether now existing or subsequently established.

“Compensation” shall mean total salary, hourly wages, pay in lieu of paid time off, differential pay, company-paid short term disability pay, commissions, team awards, bonuses and overtime paid to a Participant by one or more Participating Companies during a Purchase Interval, which amount shall be determined prior to reduction for any elective deferrals or withholdings made by the Participant under any plan or arrangement of the Company or any Company Affiliate.

“Effective Date” shall mean the date on which the Plan is approved by the Company’s shareholders. Any Company Affiliate that becomes a Participating Company after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

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“Eligible Employee” shall mean any person who is employed by a Participating Company and has reached the age of majority for the location in which he or she resides, other than a person who is classified as a job bank employee, a co-op, or an intern.

“Fair Market Value” means, as of any particular date, (a) with respect to Common Shares purchased in the open market, the average purchase price paid for such shares and (b) with respect to Common Shares purchased from the Company, the average of the daily high and low sales prices for Common Shares, as reported on the New York Stock Exchange, for the last five days on which Common Shares were traded on the New York Stock Exchange which end on the date of the purchase of such shares from the Company.

“1934 Act” shall mean the Securities Exchange Act of 1934 as amended.

“1933 Act” shall mean the Securities Act of 1933, as amended.

“Participant” shall mean any Eligible Employee of a Participating Company who is actively participating in the Plan.

“Participating Company” shall mean the Company and any Company Affiliate to which participation in the Plan has been extended by the Company.

“Plan” shall mean the Employee Stock Purchase Plan, as amended from time to time.

“Plan Administrator” shall mean the Company’s Employee Benefits Committee.

“Purchase Date” shall mean on or about the 15th day and the 30th day of each calendar month.

“Purchase Interval” shall mean each period between Purchase Dates.

3.    Administration of the Plan. The Plan Administrator shall have full authority to interpret and construe the provisions of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

4.    Shares Subject to the Plan. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Shares and Common Shares purchased on the open market. The maximum number of Common Shares to be delivered to Participants during the period commencing on the Effective Date and ending on the tenth anniversary of the Effective Date shall be 5,000,000. Should any change be made to Common Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Shares as a class without the Company’s receipt of consideration, the Plan Administrator shall make appropriate adjustments to the maximum number and class of securities issuable under the Plan.

5.    Eligibility. Each individual who is an Eligible Employee may participate in a Purchase Interval by completing the enrollment forms prescribed by the Plan Administrator (which may include a stock purchase agreement and a payroll deduction authorization) and filing such forms with the Plan Administrator (or its designate) on or before the Purchase Date for such Purchase Interval.

6.    Payroll Deductions.

a.    The payroll deduction authorized by a Participant for purposes of acquiring Common Shares during a Purchase Interval may be up to 20% of his or her Compensation for such Purchase Interval. In no event, however, may a Participant’s payroll deductions under the Plan during any calendar year exceed $25,000. The deduction rate so authorized shall continue in effect for future Purchase Intervals, provided, however, that a Participant may, at any time, modify his or her rate of payroll deduction to become effective as soon as administratively practicable after filing the appropriate form with the Plan Administrator.

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b.    Payroll deductions for a Purchase Interval shall begin as soon as administratively practicable following the date an effective election to participate is filed with the Plan Administrator and shall continue until the date modified by the Participant, the date of the Participant’s termination of employment or the date the Plan terminates. The amounts so collected shall be credited to a bookkeeping account established on behalf of the Participant under the Plan. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes. Interest shall not accrue on amounts credited to the Participant’s bookkeeping account under the Plan.

7.    Matching Contributions. The Company shall make a matching contribution equal to 15% of a Participant’s payroll deductions during any Purchase Interval, which contribution shall be credited to the Participant’s bookkeeping account under the Plan. Interest shall not accrue on any matching contributions credited to the Participant’s bookkeeping account under the Plan.

8.    Purchase of Shares.

a.    Purchases. On each Purchase Date, Common Shares shall be purchased on behalf of each Participant who participates in the Purchase Interval ending with such Purchase Date. Such shares shall be purchased either directly from the Company or in the open market. The purchase shall be effected by applying the amount collected for the Participant through payroll deductions and matching contributions during the Purchase Interval ending with that Purchase Date to the purchase of Common Shares at a purchase price per share equal to the Fair Market Value per Common Share on that Purchase Date.

b.    Number of Purchasable Shares. The number of Common Shares purchasable on behalf of a Participant on each Purchase Date shall be the number of shares (including fractional shares) obtained by dividing the amount collected for the Participant through payroll deductions and matching contributions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date.

c.    Change in Control. Any then-existing Purchase Interval shall automatically terminate immediately prior to the occurrence of a Change in Control, and any payroll deductions and matching contributions held on behalf of a Participant at such time shall be used to purchase Common Shares at a purchase price per share equal to the Fair Market Value per Common Share immediately prior to the effective date of such Change in Control.

d.    Proration of Purchase Rights. Should the total number of Common Shares to be purchased on any particular date exceed the number of shares then available for delivery under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions (but not matching contributions) of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Shares pro-rated to such individual, shall be refunded.

e.    Assignability. Each Participant’s purchase rights under the Plan shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

f.    Shareholder Rights. A Participant shall have no shareholder rights with respect to shares until such shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

9.    Issuance and Sale of Common Shares.

a.    Issuance of Common Shares. Common Shares purchased under the Plan shall be held by the Plan Administrator or its designate. Participants shall receive periodic statements that will evidence all activity in the accounts that have been established on their behalf. Such statements will be issued by the Plan Administrator or its designate. In the event a Participant wishes to hold certificates in his or her own name, the Participant must instruct the Plan Administrator or its designate independently and bear the costs associated with the issuance of such certificates and pay, if required, a fee for each certificate so issued.

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b.    Sale of Common Shares. Each Participant may sell at any time all of any portion of the Common Shares acquired under the Plan and held by the Plan Administrator or its designate by notifying the Plan Administrator or its designate, who will direct the broker to execute the sale on behalf of the Participant. The Participant shall pay any expenses incurred with regard to the sale of the Common Shares. All such sales of Common Shares will be subject to compliance with any applicable federal or state securities, tax, or other laws.

10.    Effective Date and Term of Plan. The amendment and restatement of the Plan shall become effective upon its approval by the Company’s shareholders. The Plan shall terminate on the tenth anniversary of the Effective Date.

11.    Amendment of the Plan.

a.    The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval, provided, however, that the Board may not increase the number of Common Shares deliverable under the Plan, except for permissible adjustments pursuant to Section 4 in the event of certain changes in the Company’s capitalization, without the approval of the Company’s shareholders.

b.    Notwithstanding anything contained herein to the contrary, the Plan Administrator may restrict any purchase or sale of Common Shares under the Plan on behalf of any Participant during any period if, in the opinion of the Plan Administrator, such purchase or sale is restricted by any applicable law or regulation or could result in liability of the Plan or a Participant. During any such restricted period pertaining to a purchase or sale of Company Securities, any payroll deductions and matching contributions of an affected Participant that are not applied to the purchase of Common Shares on any Purchase Date because of this Section 11 shall be held for the purchase of Common Shares on a succeeding Purchase Date designated by the Plan Administrator in its sole discretion.

12.    Foreign Employees. The Plan Administrator may provide for such special terms for purchases on behalf of Participants who are foreign nationals or who are employed by the Company or any Company Affiliate outside of the United States of America as the Plan Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Plan Administrator may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan.

13.    General Provisions. Except as provided in Section 9, all costs and expenses incurred in the administration of the Plan shall be paid by the Company. The Company shall be entitled to withhold or cause to be withheld from a Participant’s Compensation any taxes or other amounts as shall be legally required as a result of his or her participation in the Plan. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Company Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Company Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause. The provisions of the Plan shall be governed by the laws of the state of Ohio without resort to that State’s conflict-of-laws rules.

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APPENDIX V

SUMMARY OF CONVERGYS AUDIT COMMITTEE PRE-APPROVAL POLICY

I.	STATEMENT OF PRINCIPLES

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent accountants in order to assure that the provision of such services does not impair the accountants’ independence. Unless a type of service to be provided by the independent accountants has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

The Audit, Audit-Related, Tax and All Other services that have the pre-approval of the Audit Committee are listed in Sections III – VI below. The term of any pre-approval is for the stated fiscal year, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent accountants to management.

II.	DELEGATION

The Audit Committee may delegate pre-approval authority only to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	AUDIT SERVICES

The annual Core Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Core Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent accountants reasonably can provide. The Audit Committee has pre-approved the following Audit services:

•	Core Audit

•	Statutory audits or financial audits for subsidiaries or affiliates of the Company

•	Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters

•	Consultations requested by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies.

•	Sarbanes–Oxley Section 404 Attestation audit services

All other Audit services not listed above must be separately pre-approved by the Audit Committee.

IV.	AUDIT-RELATED SERVICES

Audit-Related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent accountants in connection with their Core Audit. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the independent accountants, and has pre-approved the following Audit-related services:

•	Due diligence services pertaining to potential business acquisitions/dispositions

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•	Financial statement audits of employee benefit plans

•	Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters

•	SAS 70 internal control reviews and assistance with internal control reporting requirements

•	Attest services not required by statute or regulation

•	Sarbanes–Oxley Section 404 consultation services

V.	TAX SERVICES

The Audit Committee believes that the independent accountants can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent accountants in connection with a transaction initially recommended by the independent accountants, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code or state statutes, and related regulations. The Audit Committee has pre-approved the Tax services listed below:

•	Tax planning and consulting—including support to secure income tax refunds or provide assistance for tax audits

•	Tax compliance—particularly for the Company’s foreign subsidiaries

All Tax services involving large and complex transactions, or services not listed above must be separately pre-approved by the Audit Committee.

VI.	ALL OTHER SERVICES

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the independent accountants. The Audit Committee has pre-approved the following All Other services:

•	Support for acquisitions/divestitures (other than due diligence or consulting on accounting treatment)

All Other services not listed above must be separately pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is listed below:

•	Bookkeeping or other services related to the accounting records or financial statements of the Company

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

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The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent accountants will be established periodically by the Audit Committee. Any proposed services exceeding these levels by more than 5% will require specific pre-approval by the Audit Committee.

VIII.	SUPPORTING DOCUMENTATION

The independent accountants will provide to the Audit Committee detailed back-up documentation, regarding the specific services to be provided.

IX.	PROCEDURES

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountants and the Controller and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on accountant independence.

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	☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	C0123456789	12345

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONVERGYS

CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2004

The undersigned hereby appoints John F. Barrett, Roger L. Howe and James F. Orr, and each or any of them, proxies, with full power of substitution, to represent and to vote all common shares of Convergys Corporation held of record by the undersigned on March 1, 2004, at the annual meeting of shareholders to be held on April 27, 2004 at 11:30 A.M. in Ballroom C of the Northern Kentucky Convention Center, One West River Center Blvd., Covington, Kentucky 41011, and at any adjournment thereof, notice of which meeting together with the related proxy statement have been received.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when executed will be voted in the manner directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted for items 1, 2, 3 and 4.

(Continued and to be voted on reverse side.)

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Admission Ticket

Please tear off this Admission Ticket. If you plan to attend the annual meeting of shareholders, you will need this ticket to gain admission to the meeting.

The annual meeting of shareholders will be held at the following address: Ballroom C of the Northern Kentucky Convention Center, One West River Center Blvd., Covington, Kentucky 41011, at 11:30 A.M. on April 27, 2004. You must present this ticket to gain admission to the meeting. You should send in your proxy or vote electronically even if you plan to attend the meeting.

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00BJEH

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Proxy - Convergys Corporation

A    Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.
		For	Withhold		For	Withhold
	01 - Zoë Baird	☐	☐	03 - Philip A. Odeen	☐	☐

	02 - Roger L. Howe	☐	☐	04 - James M. Zimmerman	☐	☐

B    Proposals

The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain				For	Against	Abstain

2.	To approve the Convergys Corporation 1998 Long Term Incentive Plan, as amended.	☐	☐	☐	*	4.	To ratify the appointment of independent accountants.	☐	☐	☐	*

3.	To approve the Convergys Corporation Employee Stock Purchase Plan.	☐	☐	☐	*	5.	To act upon such other matters as may properly come before the meeting.

*An abstention will count as a vote against the proposal.

C    Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Title 1 - Please indicate title within the box	Title 2 - Please indicate title within the box

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Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet

•	Call toll free 1-866-396-1503 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Follow the instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Eastern Time, on April 27, 2004.

THANK YOU FOR VOTING

00BJFG